UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                 Investment Company Act file number     811-5850
                                                   -----------------
                             OneAmerica Funds, Inc.
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1 American Square, Indianapolis, IN, 46282-8216
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Constance E. Lund
                  1 American Square, Indianapolis, IN, 46282-8216
           -----------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 317-285-1877
                                                           -------------

                   Date of fiscal year end: December 31, 2005
                                           ------------------
                   Date of reporting period: December 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                             [GRAPHIC OF ONEAMERICA]

                          ANNUAL REPORT FOR
                          ONEAMERICA(R) FUNDS, INC.

                                                               DECEMBER 31, 2005

                        The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American
[LOGO OF ONEAMERICA(R)] Individual Variable Life Unit Trust or AUL American
                        Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses and other pertinent information.

                        Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company(R) (AUL) are distributed by OneAmerica Securities, Inc., Member NASD, SIPC, a wholly owned subsidiary of AUL.

--------------------------------------------------------------------------------
                Directors and Officers of OneAmerica Funds, Inc.
Donald J. Stuhldreher, Chairman              Gilbert F. Viets, Director (1)
   of the Board of Directors                    Executive Vice President & Chief
Dayton H. Molendorp, President                     Financial Officer,
Jean L. Wojtowicz, Director (1)                 ATA Holdings
   President,                                   Indianapolis, Indiana
   Cambridge Capital Management Corporation  Stephen J. Helmich, Director (1)
   Indianapolis, Indiana                        President, Cathedral High School
James W. Murphy, Director                       Indianapolis, Indiana
Constance E. Lund, Treasurer                 John C. Swhear, Assistant Secretary
Thomas M. Zurek, Secretary                      & Chief Compliance Officer

(1) Audit Committee

                               A Message
[PHOTO OF DAYTON H. MOLENDORP] From
                               The President
                               of OneAmerica Funds, Inc.

As we move into a new year, I would like to take a few moments to reflect on events that impacted the marketplace during 2005. The economy continued to expand at a healthy pace while longer-term interest rates remained at historically low levels and corporate earnings continued to advance. There was also the possibility that the Federal Reserve would end its monetary tightening during 2006.

Despite this backdrop of generally supportive economic news, investors faced many difficulties last year. The United States experienced the most devastating hurricane season in history which pushed oil prices up to $70 per barrel. The Federal Reserve continued to raise short-term interest rates, which increased borrowing costs for consumers and businesses alike. And the international outlook remained unsettled.

Given this environment, it is not surprising that equity returns were lackluster last year. The Dow Jones Industrial Average ended the year with a 1.7 percent total return. The broader market, as measured by the S&P 500, performed slightly better, posting a 4.9 percent return for the twelve months. Near the end of the year, it seemed that the equity market might experience a rally. But this upward momentum was short lived as investors began to focus on the implications of an inverted yield curve.

Bonds were not the favored asset class heading into 2005. The Lehman Aggregate provided a meager 2.4 percent calendar return which was paltry compared to the federal funds rate of 4.25 percent in December and the returns of less risky money market investments.

The outlook for 2006 remains challenging. However, major equity indices exhibited strong upward momentum during the beginning of January. This performance improvement represented a welcomed change after the downbeat finish of 2005. The bond market is expected to provide modest returns in 2006 given expectations of a less aggressive Federal Reserve.

Investment performance for the OneAmerica Funds, Inc. for calendar 2005 was:

PORTFOLIO                             CLASS O       ADVISOR CLASS
---------                             -------       -------------
Value Portfolio                         9.9%            9.6%
Money Market Portfolio                  2.7%            2.4%
Investment Grade Bond Portfolio         2.1%            1.8%
Asset Director Portfolio                7.7%            7.3%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio but do not reflect specified contract charges and mortality and expense risk charges. We encourage your careful review of the Portfolio Managers' comments on the following pages.

Thank you for your continued investment and confidence in OneAmerica Funds, Inc.

                                               /s/ Dayton H. Molendorp

                                               Dayton H. Molendorp
                                               President
                                               OneAmerica Funds, Inc.

Indianapolis, Indiana
February 20, 2006

                            A Message
[PHOTO OF KATHRYN HUDSPETH] From
                            Kathryn Hudspeth,
                            Portfolio Manager of the Value Portfolio

The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio uses a "value" style when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

The equity market provided disappointing returns, on average, during 2005. Equity investors chose to adopt a bearish attitude despite continued strong economic growth, the positive wealth effect from an unrelenting housing market, and positive corporate earnings. The implications of an inverted yield curve, the impact of a devastating hurricane season, and the possibility of a slow-down in the real estate market proved too onerous to overcome.

The Dow Jones Industrial Average advanced 1.7% during 2005, dramatically below its long-term average. The S&P 500, another widely used broad equity index, fared somewhat better, with a 4.9% twelve-month investment return.

Several themes dominated the stock market during 2005. Instead of returns being broad based, a few select areas, such as the energy and utility sectors, provided most of the market's momentum. In addition, the ongoing battle between value and growth investing continued in 2005 with value outperforming growth for another calendar year. However, we must not forget that value has now outperformed growth for six consecutive years. Extended outperformance of any style or sector over another typically does not continue indefinitely.

Another theme during 2005 was the superiority of mid-capitalization stocks. Small companies finally ended their five-year winning streak as the returns on both medium and large companies bested the returns of small capitalization companies, on average.

The investment return for the Value Portfolio - Class O shares was 9.9% for calendar 2005. It outperformed the major equity indices, as well as the average diversified U.S. stock fund, which advanced 6.7% according to Lipper. The Portfolio benefited from its value style during the year, as well as its holdings in energy, technology and financial companies. The Portfolio's gradual shift from small companies into large and medium sized companies also provided incremental return during the year.

Stocks began 2006 on a strong note as the major equity indices advanced on each of the year's initial five trading days, something that hasn't happened since 1987. The DJIA also broke the 11,000 point barrier for the first time in over 4 1/2 years. While this by no means guarantees attractive returns for the remainder of the year, it represents a refreshing change from the year-end weakness experienced in December 2005. An end to Fed rate hikes, shareholder friendly corporate actions to deploy cash, and continued merger and acquisition activity provide a positive backdrop for stocks. As a result, the investment outlook for stocks remains positive.

                      ONEAMERICA VALUE PORTFOLIO - CLASS O

                 [CHART OF ONEAMERICA VALUE PORTFOLIO - CLASS O]

          VALUE PORTFOLIO -
               CLASS O           S&P 500
          ----------------       -------
12/95          $10,000           $10,000
03/96           10,400            10,544
06/96           10,841            11,020
09/96           11,315            11,357
12/96           11,918            12,307
03/97           12,159            12,630
06/97           13,909            14,839
09/97           15,445            15,955
12/97           15,445            16,412
03/98           16,969            18,702
06/98           16,905            19,319
09/98           14,668            17,397
12/98           16,544            21,102
03/99           16,538            22,153
06/99           18,342            23,715
09/99           16,554            22,235
12/99           16,388            25,544
03/00           15,979            26,129
06/00           15,776            25,434
09/00           17,828            25,187
12/00           19,286            23,215
03/01           18,943            20,462
06/01           21,040            21,659
09/01           18,387            18,479
12/01           21,467            20,455
03/02           23,397            20,512
06/02           22,248            17,763
09/02           17,981            14,699
12/02           19,964            15,935
03/03           18,980            15,435
06/03           22,219            17,810
09/03           23,682            18,282
12/03           27,250            20,509
03/04           28,313            20,856
06/04           28,593            21,217
09/04           28,356            20,820
12/04           31,331            22,742
03/05           31,287            22,253
06/05           31,956            22,557
09/05           33,775            23,370
12/05           34,430            23,858

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                           Value -                 S&P 500
                                           Class O
One Year                                     9.9%                   4.9%
Five Years                                  12.3%                   0.6%
Ten Years                                   13.2%                   9.1%
Value of a hypothetical $10,000
  investment made on 12/31/95              $34,430                 $23,858
--------------------------------------------------------------------------------

The charts above show the Value Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                   ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS

              [CHART OF ONEAMERICA VALUE PORTFOLIO - ADVISOR CLASS]

             VALUE PORTFOLIO -
               ADVISOR CLASS         S&P 500
             -----------------       -------
12/95             $10,000            $10,000
03/96              10,392             10,544
06/96              10,824             11,020
09/96              11,290             11,357
12/96              11,882             12,307
03/97              12,113             12,630
06/97              13,848             14,839
09/97              15,365             15,955
12/97              15,355             16,412
03/98              16,858             18,702
06/98              16,780             19,319
09/98              14,548             17,397
12/98              16,398             21,102
03/99              16,379             22,153
06/99              18,153             23,715
09/99              16,371             22,235
12/99              16,196             25,544
03/00              15,779             26,129
06/00              15,568             25,434
09/00              17,581             25,187
12/00              19,007             23,215
03/01              18,653             20,462
06/01              20,703             21,659
09/01              18,078             18,479
12/01              21,091             20,455
03/02              22,971             20,512
06/02              21,827             17,763
09/02              17,627             14,699
12/02              19,559             15,935
03/03              18,581             15,435
06/03              21,738             17,810
09/03              23,149             18,282
12/03              26,619             20,509
03/04              27,639             20,856
06/04              27,890             21,217
09/04              27,636             20,820
12/04              30,513             22,742
03/05              30,446             22,253
06/05              31,073             22,557
09/05              32,817             23,370
12/05              33,427             23,858

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                Value -             S&P 500
                                             Advisor Class
One Year                                          9.6%                4.9%
Five Years                                       12.0%                0.6%
Ten Years                                        12.8%                9.1%
Value of a hypothetical $10,000
  investment made on 12/31/1995                 $33,427              $23,858
--------------------------------------------------------------------------------

The charts above show the Value Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Value Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                                A Message
                                From
[PHOTO OF MATTHEW HALL,         the Management Team of the
  MICHAEL BULLOCK, JOHN MASON,  Investment Grade Bond Portfolio
  CRAIG LEHMAN, KENT ADAMS,     (Seated from left: Matthew Hall (team leader),
  TYLER GENTRY]                 Michael Bullock, John Mason. Standing from left:
                                Craig Lehman, Kent Adams, Tyler Gentry)

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate bonds, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings may range in maturity from overnight money market investments to bonds with maturities as long as thirty years. The average maturity of the Portfolio is shortened or lengthened depending on the outlook for interest rates. The mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities in the portfolio is altered depending on the relative attractiveness of these sectors.

The average quality of the Investment Grade Bond fund is high with approximately 64% of the Portfolio invested in U.S. Treasury and Agency bonds and high quality mortgage and asset-backed securities at year-end 2005. The remainder of the portfolio was invested 31% in corporate bonds, including approximately 4% in below investment grade bonds. The Portfolio's duration lengthened considerably during the second half of 2005, but remained shorter than the duration of the Lehman Aggregate Bond Index at year-end.

Heading into 2005, bonds were not expected to perform very well due to expectations for higher long-term interest rates and very tight credit spreads. The catalysts for higher long term rates, monetary tightening by the Federal Reserve, solid economic growth, and a tightening labor market were all present during 2005, but unable to ignite any significant upward movement in core inflation. As a result, short and intermediate interest rates increased to reflect the tightening by the Federal Reserve while long-term rates declined. Ironically, one of the best performers in 2005 was the 30-year Treasury bond, which provided a total return of approximately 8.8%. The yield curve flattened considerably during 2005 and temporarily inverted (2 yr to 10 yr) in December. Although an inverted yield curve has predicted many recessions, there is a strong argument being made that the current inversion was due to other factors such as strong demand for long treasuries from foreign investors and pension funds and confidence that inflation will remain under control.

Corporate bonds did not perform very well in 2005 as credit spreads widened to reflect a more shareholder friendly environment and expectations that peak cycle credit conditions have passed. Two of the most noticeable events within the corporate bond market in 2005 were the downgrades of General Motors and Ford to below investment grade. These two companies are some of the largest issuers of corporate bonds and their downgrades had a negative impact on investor psyche. The high yield market did an admirable job of digesting these large `fallen angels', but the return from this market was relatively weak at 2.74% (Lehman U.S. High Yield Index) in 2005.

The Investment Grade Bond Portfolio - Class O returned 2.1% in 2005 compared to 2.4% for the Lehman Aggregate Index. The Portfolio benefited in 2005 from being overweight cash, but was unable to offset the cost of being short the 30-year Treasury. On a risk adjusted basis, cash may have been the best performing asset class in 2005 with the 90-day T-Bill returning 3.1%.

Heading into 2006, the Investment Grade Bond Portfolio is positioned for higher long-term interest rates and increased volatility in the corporate bond market. One of the biggest wildcards in relation to expected bond returns in 2006 is foreign demand for U.S. fixed income assets. Over the last couple of years, for many reasons, foreigners have increasingly bought a significant amount of U.S. fixed income assets, helping to keep interest rates low and the U.S. dollar strong. Should this demand wane, bond returns would likely suffer.

              ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O

         [CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - CLASS O]

                       INVESTMENT GRADE
            LEHMAN     BOND PORTFOLIO -
           AGGREGATE       CLASS O
           ---------   ----------------
12/95      $10,000         $10,000
03/96        9,822           9,758
06/96        9,878           9,775
09/96       10,060           9,933
12/96       10,362          10,223
03/97       10,304          10,171
06/97       10,683          10,500
09/97       11,038          10,815
12/97       11,364          11,026
03/98       11,539          11,230
06/98       11,809          11,467
09/98       12,309          11,906
12/98       12,350          11,992
03/99       12,287          11,938
06/99       12,179          11,796
09/99       12,262          11,879
12/99       12,247          11,860
03/00       12,518          12,084
06/00       12,735          12,288
09/00       13,119          12,653
12/00       13,672          13,136
03/01       14,086          13,587
06/01       14,165          13,664
09/01       14,819          14,231
12/01       14,825          14,069
03/02       14,840          14,068
06/02       15,389          14,372
09/02       16,095          14,918
12/02       16,348          15,180
03/03       16,575          15,446
06/03       16,990          15,837
09/03       16,964          15,816
12/03       17,018          15,919
03/04       17,471          16,299
06/04       17,045          15,944
09/04       17,590          16,381
12/04       17,757          16,574
03/05       17,672          16,486
06/05       18,204          16,894
09/05       18,082          16,824
12/05       18,189          16,932

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                    Investment Grade Bond -   Lehman Aggregate
                                            Class O
One Year                                       2.1%                  2.4%
Five Years                                     5.2%                  5.9%
Ten Years                                      5.4%                  6.2%
Value of a hypothetical $10,000
  investment made on 12/31/95                 $16,932               $18,189
--------------------------------------------------------------------------------

The charts above show the Bond Portfolio - Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Bond Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

           ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS

      [CHART OF ONEAMERICA INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS]

                        INVESTMENT GRADE
            LEHMAN       BOND PORTFOLIO -
           AGGREGATE      ADVISOR CLASS
           ---------    -----------------
12/95       $10,000          $10,000
03/96         9,822            9,751
06/96         9,878            9,760
09/96        10,060            9,911
12/96        10,362           10,193
03/97        10,304           10,132
06/97        10,683           10,453
09/97        11,038           10,758
12/97        11,364           10,959
03/98        11,539           11,154
06/98        11,809           11,380
09/98        12,309           11,807
12/98        12,350           11,884
03/99        12,287           11,822
06/99        12,179           11,672
09/99        12,262           11,746
12/99        12,247           11,717
03/00        12,518           11,931
06/00        12,735           12,124
09/00        13,119           12,474
12/00        13,672           12,941
03/01        14,086           13,374
06/01        14,165           13,441
09/01        14,819           13,990
12/01        14,825           13,819
03/02        14,840           13,808
06/02        15,389           14,095
09/02        16,095           14,619
12/02        16,348           14,867
03/03        16,575           15,113
06/03        16,990           15,491
09/03        16,964           15,507
12/03        17,018           15,555
03/04        17,471           15,916
06/04        17,045           15,557
09/04        17,590           15,971
12/04        17,757           16,153
03/05        17,672           16,055
06/05        18,204           16,439
09/05        18,082           16,358
12/05        18,189           16,450

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                     Investment Grade Bond -   Lehman Aggregate
                                          Advisor Class
One Year                                      1.8%                  2.4%
Five Years                                    4.9%                  5.9%
Ten Years                                     5.1%                  6.2%
Value of a hypothetical $10,000
  investment made on 12/31/1995              $16,450               $18,189
--------------------------------------------------------------------------------

The charts above show the Investment Grade Bond Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Investment Grade Bond Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or cont ract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

A Message
From
the Bond Investment Management Team and Kathryn Hudspeth,
Portfolio Managers of the
Asset Director Portfolio

The Asset Director Portfolio invests in a diversified portfolio of publicly traded common stocks, debt securities, and money market securities. The composition of the Portfolio is varied from time-to-time based on an evaluation of economic and market trends.

The U.S. economy was resilient in 2005 as it continued to generate GDP growth in excess of 3.0% despite the drag of higher energy prices and a tightening monetary policy. However, the solid economic backdrop and strong earnings growth were unable to ignite significant equity returns in 2005. The S&P 500 and Dow Jones Industrial Average generated returns of 4.9% and 1.7%, respectively, in 2005.

With an improving economy and inflation under control, the Federal Reserve continued its upward march towards a neutral Fed Funds rate. The Fed Funds rate increased 200 basis points during 2005 to end the year at 4.25%. Despite the increase in short-term rates, long-term interest rates remained stubbornly low. The 10-year U.S. Treasury rate increased only 17 basis points while the 30-year U.S Treasury rate actually declined by 29 basis points. As a result, the 30-year U.S. Treasury bond was one of the best performers in 2005 with a total return of 8.8%. Overall bond returns were not that favorable as the corporate landscape turned more shareholder friendly and credit spreads widened. As measured by the Lehman Aggregate Index, bonds returned a meager 2.4% in 2005.

At the end of 2005, the Portfolio had approximately 64% of its assets invested in equities, 28% in bonds and 8% in cash. The equity position of the Portfolio remained fairly stable throughout 2005 while the bond position increased modestly in the second half of the year. Higher interest rates during the second half of 2005 resulted in the Portfolio putting some of its cash to work at higher yields in the bond market.

The Asset Director Portfolio-Class O posted a one-year return of 7.7% and a three-year return of 15.3%. The Portfolio continued to outperform the S&P 500 and the Lehman Aggregate. In particular, it benefited from its asset allocation and its equity holdings in energy, technology and financial companies. Additional benefits were also achieved from investing more heavily in value names as well as a gradual shift within equities from small companies into large and medium sized companies.

Heading into 2006, the economy is expected to slow modestly while earnings growth is expected to cool from its torrid pace over the last two years. Bonds are expected to have another year of uninspiring returns while the investment outlook for equities remains positive. With a yield approaching 4%, cash continues to look attractive relative to the 10-year Treasury yield, which stood at 4.39% at year-end.

                  ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O

            [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - CLASS O]

          ASSET DIRECTOR
            PORTFOLIO -                     LEHMAN
              CLASS O        S&P 500       AGGREGATE
          --------------     -------       ---------
12/95         $10,000        $10,000        $10,000
03/96          10,130         10,544          9,822
06/96          10,395         11,020          9,878
09/96          10,705         11,357         10,060
12/96          11,179         12,307         10,362
03/97          11,290         12,630         10,304
06/97          12,419         14,839         10,683
09/97          13,421         15,955         11,038
12/97          13,522         16,412         11,364
03/98          14,424         18,702         11,539
06/98          14,528         19,319         11,809
09/98          13,569         17,397         12,309
12/98          14,640         21,102         12,350
03/99          14,609         22,153         12,287
06/99          15,458         23,715         12,179
09/99          14,614         22,235         12,262
12/99          14,529         25,544         12,247
03/00          14,508         26,129         12,518
06/00          14,488         25,434         12,735
09/00          15,730         25,187         13,119
12/00          16,803         23,215         13,672
03/01          16,858         20,462         14,086
06/01          18,117         21,659         14,165
09/01          16,701         18,479         14,819
12/01          18,579         20,455         14,825
03/02          19,763         20,512         14,840
06/02          19,146         17,763         15,389
09/02          16,671         14,699         16,095
12/02          18,104         15,935         16,348
03/03          17,614         15,435         16,575
06/03          19,851         17,810         16,990
09/03          20,760         18,282         16,964
12/03          23,083         20,509         17,018
03/04          23,905         20,856         17,471
06/04          23,909         21,217         17,045
09/04          23,883         20,820         17,590
12/04          25,748         22,742         17,757
03/05          25,632         22,253         17,672
06/05          26,242         22,557         18,204
09/05          27,290         23,370         18,082
12/05          27,723         23,858         18,189

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                 Asset Director -   S&P 500   Lehman Aggregate
                                     Class O
One Year                               7.7%           4.9%          2.4%
Five Years                            10.5%           0.6%          5.9%
Ten Years                             10.7%           9.1%          6.2%
Value of a hypothetical $10,000
  investment made on 12/31/95        $27,723         $23,858       $18,189
--------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio - Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

               ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS

         [CHART OF ONEAMERICA ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS]

            ASSET DIRECTOR
              PORTFOLIO -
             ADVISOR CLASS       S&P 500      LEHMAN AGGREGATE
            --------------       -------      ----------------
12/95           $10,000          $10,000          $10,000
03/96            10,123           10,544            9,822
06/96            10,380           11,020            9,878
09/96            10,681           11,357           10,060
12/96            11,146           12,307           10,362
03/97            11,248           12,630           10,304
06/97            12,364           14,839           10,683
09/97            13,352           15,955           11,038
12/97            13,442           16,412           11,364
03/98            14,327           18,702           11,539
06/98            14,419           19,319           11,809
09/98            13,457           17,397           12,309
12/98            14,508           21,102           12,350
03/99            14,468           22,153           12,287
06/99            15,297           23,715           12,179
09/99            14,451           22,235           12,262
12/99            14,355           25,544           12,247
03/00            14,325           26,129           12,518
06/00            14,294           25,434           12,735
09/00            15,507           25,187           13,119
12/00            16,552           23,215           13,672
03/01            16,594           20,462           14,086
06/01            17,820           21,659           14,165
09/01            16,414           18,479           14,819
12/01            18,248           20,455           14,825
03/02            19,395           20,512           14,840
06/02            18,775           17,763           15,389
09/02            16,336           14,699           16,095
12/02            17,728           15,935           16,348
03/03            17,233           15,435           16,575
06/03            19,411           17,810           16,990
09/03            20,376           18,282           16,964
12/03            22,538           20,509           17,018
03/04            23,322           20,856           17,471
06/04            23,308           21,217           17,045
09/04            23,306           20,820           17,590
12/04            25,107           22,742           17,757
03/05            24,977           22,253           17,672
06/05            25,554           22,557           18,204
09/05            26,553           23,370           18,082
12/05            26,957           23,858           18,189

                                   [END CHART]

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                Asset Director -   S&P 500   Lehman Aggregate
                                    Advisor
One Year                              7.3%           4.9%           2.4%
Five Years                           10.2%           0.6%           5.9%
Ten Years                            10.4%           9.1%           6.2%
Value of a hypothetical $10,000
  investment made on 12/31/1995     $26,957         $23,858        $18,189
--------------------------------------------------------------------------------

The charts above show the Asset Director Portfolio - Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, includes reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation. Figures for the Lehman Aggregate, an unmanaged index of government and corporate bonds, which is a broad measure of the performance of the U.S. bond market, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance information, shown for the periods prior to the Advisor Class inception date (3/31/2003), in the Average Annual Total Returns table shows performance for the fund's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares.

Performance numbers for the Asset Director Portfolio - Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

                                FEES AND EXPENSES

As a shareholder of the OneAmerica Funds, Inc., you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 at the beginning of the period and held through the six-month period ended December 31, 2005.

ACTUAL EXPENSES
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          Beginning          Ending            Annualized
                                           Account          Account           Expense Ratio           Expenses Paid
                                            Value            Value             Based on the             During the
                                          07/01/05          12/31/05         Six-Month Period        Six-Month Period*
                                          ---------         ---------        ----------------        -----------------
Value Portfolio - Class O
   Actual                                 $1,000.00         $1,077.00               0.63%                  $3.32
   Hypothetical
      (5% return before expenses)          1,000.00          1,022.01               0.63                    3.23
Value Portfolio - Advisor Class
   Actual                                  1,000.00          1,076.00               0.94                    4.90
   Hypothetical
      (5% return before expenses)          1,000.00          1,020.49               0.94                    4.77
Money Market - Class O
   Actual                                  1,000.00          1,016.00               0.52                    2.66
   Hypothetical
      (5% return before expenses)          1,000.00          1,021.05               0.52                    2.67
Money Market - Advisor Class
   Actual                                  1,000.00          1,056.00               0.83                    4.19
   Hypothetical
      (5% return before expenses)          1,000.00          1,020.66               0.83                    4.20
Investment Grade Bond - Class O
   Actual                                  1,000.00          1,002.00               0.64                    3.20
   Hypothetical
      (5% return before expenses)          1,000.00          1,022.00               0.64                    3.24
Investment Grade Bond - Advisor Class
   Actual                                  1,000.00          1,001.00               0.93                    4.72
   Hypothetical
      (5% return before expenses)          1,000.00          1,020.49               0.93                    4.76
Asset Director - Class O
   Actual                                  1,000.00          1,056.00               0.60                    3.13
   Hypothetical
      (5% return before expenses)          1,000.00          1,022.16               0.60                    3.08
Asset Director - Advisor Class
   Actual                                  1,000.00          1,055.00               0.90                    4.68
   Hypothetical
      (5% return before expenses)          1,000.00          1,020.66               0.90                    4.60

* Expenses for each Portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/05. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF DIRECTORS
ONEAMERICA FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio (four portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, and the results of each of their operations for the year or year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 24, 2006

                             ONEAMERICA FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                                PORTFOLIO
                                                 ----------------------------------------------------------------------
                                                                         MONEY           INVESTMENT          ASSET
                                                     VALUE               MARKET          GRADE BOND         DIRECTOR
                                                 -------------       -------------      -------------     -------------
ASSETS:
   Investments at value                          $ 365,642,986       $ 190,997,965      $ 144,772,073     $ 242,560,519
   Capital stock sold                                   39,363               5,236                  -           574,791
   Dividends and interest receivable                   267,201             228,284          1,457,001           859,667
                                                 -------------       -------------      -------------     -------------
      Total assets                                 365,949,550         191,231,485        146,229,074       243,994,977
                                                 -------------       -------------      -------------     -------------
LIABILITIES:
   Capital stock redeemed                                3,660             534,231            111,042                 -
   Payable for investments purchased                   429,518                   -                  -           192,631
   Accrued investment advisory fees                    160,047              67,854             63,601           105,912
   Accrued distribution (12b-1) fee                      6,655               7,032              2,286            10,679
   Accrued expenses                                     71,217              56,968             36,033            56,845
                                                 -------------       -------------      -------------     -------------
      Total liabilities                                671,097             666,085            212,962           366,067
                                                 -------------       -------------      -------------     -------------
NET ASSETS                                       $ 365,278,453       $ 190,565,400      $ 146,016,112     $ 243,628,910
                                                 =============       =============      =============     =============
NET ASSETS BY CLASS OF SHARES
   Class O                                       $ 355,415,026       $ 179,484,280      $ 143,019,594     $ 227,949,826
   Advisor Class                                     9,863,427          11,081,120          2,996,518        15,679,084
                                                 -------------       -------------      -------------     -------------
      Total net assets                           $ 365,278,453       $ 190,565,400      $ 146,016,112     $ 243,628,910
                                                 =============       =============      =============     =============
SHARES OUTSTANDING
   Class O                                          14,346,811         179,484,280         13,125,170        12,639,134
   Advisor Class                                       400,200          11,081,120            275,486           871,158
                                                 -------------       -------------      -------------     -------------
      Total shares outstanding                      14,747,011         190,565,400         13,400,656        13,510,292
                                                 =============       =============      =============     =============
NET ASSET VALUE PER SHARE
   Class O                                       $       24.77       $        1.00      $       10.90     $       18.04
                                                 =============       =============      =============     =============
   Advisor Class                                 $       24.65       $        1.00      $       10.88     $       18.00
                                                 =============       =============      =============     =============
   Investments at cost                           $ 297,765,342       $ 190,997,965      $ 145,130,635     $ 203,149,582
                                                 =============       =============      =============     =============
ANALYSIS OF NET ASSETS:
      Paid-in-capital                            $ 290,661,592       $ 190,565,400      $ 146,528,037     $ 201,329,449
      Undistributed net
         investment income                                   -                   -             11,676                 -
      Undistributed net
         realized gain (loss)                        6,739,217                   -          (165,039)         2,888,524
      Unrealized appreciation                       67,877,644                   -          (358,562)        39,410,937
                                                 -------------       -------------      -------------     -------------
                                                 $ 365,278,453       $ 190,565,400      $ 146,016,112     $ 243,628,910
                                                 =============       =============      =============     =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                PORTFOLIO
                                                 ----------------------------------------------------------------------
                                                                         MONEY           INVESTMENT          ASSET
                                                     VALUE               MARKET          GRADE BOND         DIRECTOR
                                                 -------------       -------------      -------------     -------------
INVESTMENT INCOME:
   Income:
      Dividends (net of foreign taxes            $   4,968,461       $      69,387      $     160,910     $   2,393,322
         withheld of $51,765, $0, $0,
         and $24,185, respectively)
      Interest                                       1,099,911           6,147,430          6,588,428         3,164,681
                                                 -------------       -------------      -------------     -------------
                                                     6,068,372           6,216,817          6,749,338         5,558,003
                                                 -------------       -------------      -------------     -------------
EXPENSES:
   Investment advisory fee                           1,692,946             777,401            711,436         1,084,955
   Custodian and service agent fee                     278,492             138,483            130,023           183,152
   Professional fees                                    27,826              16,692             12,838            16,485
   Printing                                             37,150              17,886             14,828            24,380
   Director fees                                        14,716              13,374             13,365            13,015
   Distribution (12b-1) fee                             17,015              22,234              8,177            31,474
   Other                                                19,446              22,390             31,667            26,850
                                                 -------------       -------------      -------------     -------------
   Total expenses                                    2,087,591           1,008,460            922,334         1,380,311
                                                 -------------       -------------      -------------     -------------
      Net investment income                          3,980,781           5,208,357          5,827,004         4,177,692
                                                 -------------       -------------      -------------     -------------
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss)
      on investments                                23,735,394                 (40)           388,815         9,696,866
   Net change in unrealized
      appreciation (depreciation)
      on investments                                 4,811,548                   -         (3,261,298)        2,702,936
                                                 -------------       -------------      -------------     -------------
      Net gain (loss)                               28,546,942                 (40)        (2,872,483)       12,399,802
                                                 -------------       -------------      -------------     -------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                               $  32,527,723       $   5,208,317      $   2,954,521     $  16,577,494
                                                 =============       =============      =============     =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                PORTFOLIO
                                                 ----------------------------------------------------------------------
                                                              VALUE                            MONEY MARKET
                                                 ---------------------------------      -------------------------------
                                                  YEAR ENDED          YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                 DECEMBER 31,        DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                     2005                2004               2005              2004
                                                 -------------       -------------      -------------     -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                         $   3,980,781       $   2,274,758      $   5,208,357     $   1,661,472
   Net realized gain (loss)                         23,735,394          16,059,122                (40)               40
   Net change in unrealized
      appreciation (depreciation)                    4,811,548          21,220,639                  -                 -
                                                 -------------       -------------      -------------     -------------
      Net increase in net assets from operations    32,527,723          39,554,519          5,208,317         1,661,512
                                                 -------------       -------------      -------------     -------------
DIVIDENDS AND DISTRIBUTIONS:
   From net investment income
      Class O                                       (3,929,086)         (2,262,857)        (5,023,096)       (1,648,492)
      Advisor Class                                    (92,800)            (12,008)          (185,261)          (12,980)
   From net realized gain
      Class O                                      (21,160,874)        (13,615,364)                 -                 -
      Advisor Class                                   (590,187)            (85,272)                 -                 -
                                                 -------------       -------------      -------------     -------------
      Total dividend distributions                 (25,772,947)        (15,975,501)        (5,208,357)       (1,661,472)
                                                 -------------       -------------      -------------     -------------
SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold:
      Class O                                       29,456,464          40,695,754         40,472,659        40,477,851
      Transfer from AUL Pooled
         Separate Accounts                                   -          72,312,134                  -         7,283,032
      Advisor Class                                  7,514,506           2,191,166         15,750,388        10,519,958
   Reinvested distributions:
      Class O                                       25,089,960          15,878,221          5,005,066         1,663,737
      Advisor Class                                    682,987              97,280            184,945            13,306
   Cost of shares redeemed:
      Class O                                      (32,119,848)        (19,050,021)       (56,582,738)      (67,240,718)
      Advisor Class                                   (389,246)           (358,776)        (9,002,448)       (6,418,853)
                                                 -------------       -------------      -------------     -------------
      Increase (decrease)                           30,234,823         111,765,758         (4,172,128)      (13,701,687)
                                                 -------------       -------------      -------------     -------------
      Net increase (decrease) in net assets         36,989,599         135,344,776         (4,172,168)      (13,701,647)
      Net assets at beginning of year              328,288,854         192,944,078        194,737,568       208,439,215
                                                 -------------       -------------      -------------     -------------
NET ASSETS AT END OF YEAR                        $ 365,278,453       $ 328,288,854      $ 190,565,400     $ 194,737,568
                                                 =============       =============      =============     =============
   UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME INCLUDED IN
      NET ASSETS AT END OF PERIOD                $           -       $           -      $           -     $           -
                                                 -------------       -------------      -------------     -------------
CHANGES IN CAPITAL STOCK OUTSTANDING
   Shares sold:
      Class O                                        1,194,360           1,817,473         40,472,659        40,477,851
      Transfer from AUL Pooled
         Separate Accounts                                   -           3,108,595                  -         7,283,032
      Advisor Class                                    303,025              96,564         15,750,388        10,519,958
   Reinvested distributions:
      Class O                                        1,006,780             654,529          5,005,066         1,663,737
      Advisor Class                                     27,546               4,024            184,945            13,306
   Shares redeemed:
      Class O                                       (1,308,516)           (829,311)       (56,582,778)      (67,240,678)
      Advisor Class                                    (15,695)            (15,469)        (9,002,448)       (6,418,853)
                                                 -------------       -------------      -------------     -------------
Net increase (decrease)                              1,207,500           4,836,405         (4,172,168)      (13,701,647)
Shares outstanding at beginning of year             13,539,511           8,703,106        194,737,568       208,439,215
                                                 -------------       -------------      -------------     -------------
Shares outstanding at end of year                   14,747,011          13,539,511        190,565,400       194,737,568
                                                 =============       =============      =============     =============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                 STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                          PORTFOLIO
                                              -------------------------------------------------------------------
                                                   INVESTMENT GRADE BOND                  ASSET DIRECTOR
                                              ---------------------------------  --------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                   2005              2004              2005              2004
                                               ------------      ------------     -------------      ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                        $  5,827,004      $  5,145,288      $  4,177,692      $  3,185,260
  Net realized gain (loss)                          388,815           743,317         9,696,866         9,066,091
  Net change in unrealized
    appreciation (depreciation)                  (3,261,298)         (773,706)        2,702,936         8,324,784
                                               ------------      ------------      ------------      ------------
    Net increase (decrease) in net assets
      from operations                             2,954,521         5,114,899        16,577,494        20,576,135
                                               ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
  From net investment income
    Class O                                      (5,741,922)       (5,094,197)       (3,959,566)       (3,104,315)
    Advisor Class                                  (113,541)          (77,538)         (242,704)          (90,110)
  From net realized gain
    Class O                                               -                 -        (7,979,021)       (7,913,114)
    Advisor Class                                         -                 -          (551,738)         (251,027)
                                               ------------      ------------      ------------      ------------
    Total dividend distributions                 (5,855,463)       (5,171,735)      (12,733,029)      (11,358,566)
                                               ------------      ------------      ------------      ------------
SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold:
    Class O                                      15,133,417        13,629,461        26,908,429        30,045,439
    Transfer from AUL Pooled
      Separate Accounts                                   -        19,110,932                 -                 -
    Advisor Class                                 1,411,407           974,494         9,564,283         6,561,347
  Reinvested distributions:
    Class O                                       5,741,922         5,094,197        11,938,587        11,017,429
    Advisor Class                                   113,541            77,538           794,442           341,137
  Cost of shares redeemed:
    Class O                                     (15,869,395)      (21,676,365)      (12,341,742)      (14,642,096)
    Advisor Class                                  (731,427)         (177,456)       (1,402,193)         (694,761)
                                               ------------      ------------      ------------      ------------
    Increase (decrease)                           5,799,465        17,032,801        35,461,806        32,628,495
                                               ------------      ------------      ------------      ------------
    Net increase (decrease) in net assets         2,898,523        16,975,965        39,306,271        41,846,064
    Net assets at beginning of year             143,117,589       126,141,624       204,322,639       162,476,575
                                               ------------      ------------      ------------      ------------
NET ASSETS AT END OF YEAR                      $146,016,112      $143,117,589      $243,628,910      $204,322,639
                                               ============      ============      ============      ============
  UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
    NET INVESTMENT INCOME INCLUDED IN
    NET ASSETS AT END OF PERIOD                $     11,676      $     11,015      $          -      $      6,300
                                               ------------      ------------      ------------      ------------
CHANGES IN CAPITAL STOCK OUTSTANDING
  Shares sold:
    Class O                                       1,343,560         1,208,623         1,482,133         1,739,977
    Transfer from AUL Pooled
      Separate Accounts                                   -         1,663,846                 -                 -
    Advisor Class                                   125,989            87,054           529,225           383,680
  Reinvested distributions:
    Class O                                         526,685           460,015           658,972           623,793
    Advisor Class                                    10,434             7,011            43,940            19,333
  Shares redeemed:
    Class O                                      (1,418,775)       (1,920,748)         (686,810)         (847,006)
    Advisor Class                                   (65,429)          (15,776)          (77,773)          (40,549)
                                               ------------      ------------      ------------      ------------
Net increase (decrease)                             522,464         1,490,025         1,949,687         1,879,228
Shares outstanding at beginning of year          12,878,192        11,388,167        11,560,605         9,681,377
                                               ------------      ------------      ------------      ------------
Shares outstanding at end of year                13,400,656        12,878,192        13,510,292        11,560,605
                                               ============      ============      ============      ============

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                 VALUE PORTFOLIO
                                DECEMBER 31, 2005

         Description                                     Shares         Value
-----------------------------                           --------     -----------
COMMON STOCKS (86.5%)
 Aerospace & Defense (2.1%)
  General Dynamics Corp.                                  16,150     $ 1,841,908
  Precision Castparts Corp.                              115,600       5,989,236
                                                                     -----------
                                                                       7,831,144
                                                                     -----------
 Apparel (8.8%)
  Columbia Sportswear Co.*                               156,100       7,450,653
  Kellwood Co.                                           188,800       4,508,544
  Liz Claiborne, Inc.                                    109,100       3,907,962
  Reebok International, Ltd.                             157,850       9,191,605
  Wolverine World Wide, Inc.                             317,650       7,134,419
                                                                     -----------
                                                                      32,193,183
                                                                     -----------
 Automotive (1.6%)
  Harley-Davidson, Inc.                                  110,300       5,679,347
                                                                     -----------
 Automotive Components (1.6%)
  Magna International, Inc.                               83,400       6,003,132
                                                                     -----------
 Cement & Aggregates (2.3%)
  Lafarge North America, Inc.                            152,300       8,379,546
                                                                     -----------
 Chemicals (1.0%)
  Dow Chemical Co.                                        83,800       3,672,116
                                                                     -----------
 Computer Hardware & Software (5.0%)
  Autodesk, Inc.*                                        212,400       9,122,580
  Hewlett-Packard Co.                                    324,174       9,281,102
                                                                     -----------
                                                                      18,403,682
                                                                     -----------
 Consumer Products (0.5%)
  Helen of Troy, Ltd.*                                   105,700       1,702,827
                                                                     -----------
 Diversified Financial Services (10.1%)
  Aegon NV                                               516,586       8,430,683
  Citigroup, Inc.                                        119,998       5,823,503
  Federated Investors, Inc.                              244,800       9,067,391
  Investment Technology
   Group, Inc.*                                          169,700       6,014,168
  JP Morgan Chase & Co.                                   94,107       3,735,107
  Washington Mutual, Inc.                                 90,526       3,937,881
                                                                     -----------
                                                                      37,008,733
                                                                     -----------
 Diversified Manufacturing (6.5%)
  Carlisle Cos., Inc.                                    145,200      10,040,580
  Crane Co.                                              221,800       7,822,886
  Trinity Industries, Inc.                               138,150       6,088,271
                                                                     -----------
                                                                      23,951,737
                                                                     -----------
 Electrical Equipment (4.4%)
  American Power Conversion                              369,550       8,130,100
  Baldor Electric Co.                                    306,493       7,861,545
                                                                     -----------
                                                                      15,991,645
                                                                     -----------
 Food & Beverages (0.9%)
  The Coca-Cola Co.                                       85,800       3,458,598
                                                                     -----------
 Health Care (3.5%)
  McKesson Corp.                                         117,150       6,043,769
  Merck & Co., Inc.                                       38,900       1,237,409
  Pfizer, Inc.                                           228,950       5,339,114
                                                                     -----------
                                                                      12,620,292
                                                                     -----------
 Home Furnishings (2.6%)
  Furniture Brands
   International, Inc.                                   217,550       4,857,892
  La-Z-Boy, Inc.                                         342,150       4,639,554
                                                                     -----------
                                                                       9,497,446
                                                                     -----------
 Industrial Conglomerates (1.2%)
  General Electric Co.                                   127,600       4,472,380
                                                                     -----------
 Metals & Mining (2.1%)
  Alcoa, Inc.                                            263,900       7,803,523
                                                                     -----------
 Oil & Oil Services (7.3%)
  Royal Dutch Petroleum Co.                              141,400       8,694,686
  Tidewater, Inc.                                        170,350       7,573,761
  Valero Energy Corp.                                    203,000      10,474,800
                                                                     -----------
                                                                      26,743,247
                                                                     -----------
 Paper and Forest Products (1.5%)
  Wausau Paper Corp.                                     455,400       5,396,490
                                                                     -----------
 Recreation (4.0%)
  Brunswick Corp.                                        203,200       8,262,112
  Mattel, Inc.                                           392,400       6,207,768
                                                                     -----------
                                                                      14,469,880
                                                                     -----------
 Restaurants (1.2%)
  Outback Steakhouse, Inc.                                86,150       3,584,702
  Ryan's Restaurant Group, Inc.*                          58,300         703,098
                                                                     -----------
                                                                       4,287,800
                                                                     -----------
  Retail (3.7%)
   BJ's Wholesale Club, Inc.*                            191,400       5,657,784
   Home Depot, Inc.                                      190,100       7,695,248
                                                                     -----------
                                                                      13,353,032
                                                                     -----------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2005

         Description                                     Shares         Value
-----------------------------                           --------    ------------
COMMON STOCKS (86.5%) (continued)
 Semiconductors (3.8%)
  Intel Corp.                                            295,900    $  7,385,664
  Texas Instruments, Inc.                                201,600       6,465,312
                                                                    ------------
                                                                      13,850,976
                                                                    ------------
 Telecommunication Services (6.2%)
  Nokia Corp. ADR                                        539,650       9,875,595
  Sprint Corp.                                           100,750       2,353,520
  Telefonos de Mexico, Class L ADR                       428,900      10,585,252
                                                                    ------------
                                                                      22,814,367
                                                                    ------------
 Transportation (4.6%)
  Alexander & Baldwin, Inc.                               19,050       1,033,272
  Norfolk Southern Corp.                                 195,800       8,777,714
  Werner Enterprises, Inc.                               351,600       6,926,520
                                                                    ------------
                                                                      16,737,506
                                                                    ------------

      Total common stocks (cost: $249,195,038)                       316,322,629
                                                                    ------------

                                                        Interest     Maturity     Principal
                 Description                              Rate         Date         Amount           Value
-----------------------------------------------         --------     --------     ----------      -----------
SHORT-TERM NOTES (4.9%)
 COMMERCIAL PAPER (4.9%)
 Consumer Finance (2.2%)
  American Express Credit Corp.                           4.250%      2/17/06     $2,000,000      $ 1,988,903
  General Electric Capital Corp.                          4.150       1/10/06      2,000,000        1,997,925
  Nestle Capital Corp.                                    4.290       2/17/06      2,000,000        1,988,798
  Toyota Motor Credit Corp.                               4.110       1/10/06      2,000,000        1,997,945
                                                                                                  -----------
                                                                                                    7,973,571
                                                                                                  -----------
 Food & Beverage (0.5%)
  The Coca-Cola Co.                                       4.210       2/13/06      2,000,000        1,989,943
                                                                                                  -----------
 Insurance (0.6%)
  Prudential Funding LLC                                  4.241       1/13/06      2,000,000        1,997,172
                                                                                                  -----------
 Media (0.3%)
  Gannett Corp.                                           4.260       1/10/06      1,000,000          998,935
                                                                                                  -----------
 Oil & Gas (0.8%)
  Chevron Texaco Corp.                                    4.209       1/31/06      3,000,000        2,989,550
                                                                                                  -----------
 Telephone Integrated (0.5%)
  Bellsouth Corp.                                         4.250       2/06/06      2,000,000        1,991,500
                                                                                                  -----------

      Total short-term notes (cost: $17,940,671)                                                   17,940,671
                                                                                                  -----------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                           VALUE PORTFOLIO (continued)
                                DECEMBER 31, 2005

                       Description                                  Shares              Value
----------------------------------------------------------        ----------         ------------
MONEY MARKET MUTUAL FUNDS (6.8%)
  Federated Investors Prime Obligation Fund                       12,706,287         $ 12,706,287
  Goldman Sachs Financial Square Funds                            12,200,000           12,200,000
                                                                                     ------------

       Total money market mutual funds (cost: $24,906,287)                             24,906,287
                                                                                     ------------
MUTUAL FUNDS (1.8%)
  iShares Russell 1000 Value Index Fund (cost: $5,676,640)            93,100            6,426,693
                                                                                     ------------
CASH AND CASH EQUIVALENTS (0.0%)
  BONY Cash Reserve (cost: $46,706)                                   46,706               46,706
                                                                                     ------------

TOTAL INVESTMENTS (100.0%) (COST: $297,765,342)                                       365,642,986

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                             (364,533)
                                                                                     ------------

NET ASSETS (100.0%)                                                                  $365,278,453
                                                                                     ============

*Non-Income producing securities

The interest rate for short-term notes reflects the yields for those securities.

Percentages shown are based on total investments at value.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                                 VALUE PORTFOLIO
                          DECEMBER 31, 2005 (unaudited)

                   Industry                             % of Total Net Assets
--------------------------------------------            ---------------------
   Aerospace & Defense                                           2.1%
   Apparel                                                       8.8
   Automotive                                                    1.6
   Automotive Components                                         1.6
   Cement & Aggregates                                           2.3
   Chemicals                                                     1.0
   Computer Hardware & Software                                  5.0
   Consumer Finance                                              2.2
   Consumer Products                                             0.5
   Diversified Financial Services                               10.1
   Diversified Manufacturing                                     6.5
   Electrical Equipment                                          4.4
   Food & Beverage                                               1.4
   Health Care                                                   3.5
   Home Furnishings                                              2.6
   Industrial Conglomerates                                      1.2
   Insurance                                                     0.6
   Media                                                         0.3
   Metals & Mining                                               2.1
   Money Market Mutual Funds                                     6.8
   Mutual Funds                                                  1.8
   Oil & Gas                                                     0.8
   Oil & Oil Services                                            7.3
   Paper and Forest Products                                     1.5
   Recreation                                                    4.0
   Restaurants                                                   1.2
   Retail                                                        3.7
   Semiconductors                                                3.8
   Telecommunication Services                                    6.2
   Telephone Integrated                                          0.5
   Transportation                                                4.6
                                                               -----

   TOTAL INVESTMENTS                                           100.0%
                                                               =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                                DECEMBER 31, 2005

                                                        Interest     Maturity      Principal
                  Description                             Rate         Date          Amount          Value
-----------------------------------------------         --------     --------      ----------     -----------
SHORT-TERM NOTES (97.1%)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (33.2%)
  Federal Home Loan Bank Discount Notes                   4.240%     03/15/06      $2,600,000     $ 2,577,646
  Federal Home Loan Bank Discount Notes                   4.160      01/20/06       1,400,000       1,396,926
  Federal Home Loan Bank Discount Notes                   4.130      01/06/06       2,000,000       1,998,853
  Federal Home Loan Bank                                  4.156      07/21/06       4,000,000       4,000,000
  Federal Home Loan Mortgage Corp. Discount Notes         4.200      01/31/06       3,000,000       2,989,500
  Federal Home Loan Mortgage Corp. Discount Notes         4.200      01/30/06       2,000,000       1,993,233
  Federal Home Loan Mortgage Corp. Discount Notes         4.100      01/03/06       5,000,000       4,998,861
  Federal Agricultural Mortgage Corp. Discount Notes      4.270      03/30/06       3,000,000       2,968,687
  Federal Agricultural Mortgage Corp. Discount Notes      4.180      02/15/06       2,000,000       1,989,550
  Federal Agricultural Mortgage Corp. Discount Notes      4.170      01/13/06       1,000,000         998,610
  Federal Agricultural Mortgage Corp. Discount Notes      4.066      01/23/06       4,000,000       3,990,061
  Federal Farm Credit Bank Discount Note                  4.270      03/22/06       2,700,000       2,674,380
  Federal Farm Credit Bank Discount Note                  4.240      03/30/06       2,500,000       2,474,089
  Federal Farm Credit Bank Discount Note                  4.060      01/25/06       4,800,000       4,787,008
  Federal National Mortgage Association Discount Notes    4.250      03/08/06       2,500,000       2,480,521
  Federal National Mortgage Association Discount Notes    4.170      01/10/06       2,700,000       2,697,185
  Federal National Mortgage Association Discount Notes    4.160      01/13/06       2,100,000       2,097,088
  Federal National Mortgage Association Discount Notes    4.160      01/17/06       2,700,000       2,695,008
  Tennessee Valley Authority Discount Notes               4.185      02/09/06       1,000,000         995,466
  Tennessee Valley Authority Discount Notes               4.120      01/26/06       7,000,000       6,979,972
  Tennessee Valley Authority Discount Notes               4.060      01/19/06       2,100,000       2,095,737
  United States Treasury Notes                            4.408      07/15/06       3,500,000       3,547,719
                                                                                                  -----------
                                                                                                   63,426,100
                                                                                                  -----------
COMMERCIAL PAPER (50.7%)
  Automotive (2.1%)
   Honda Motor Company                                    4.060      01/18/06       4,000,000       3,992,331
                                                                                                  -----------

  Banks (3.1%)
   Bank of America Corp.                                  4.150      01/20/06       1,400,000       1,396,934
   Bank of America Corp.                                  4.260      01/24/06       4,600,000       4,587,480
                                                                                                  -----------
                                                                                                    5,984,414
                                                                                                  -----------
  Consumer Finance (13.6%)
   American Express Credit Corp.                          4.260      01/11/06       2,000,000       1,997,633
   America General Finance Corp.                          4.270      01/18/06       6,000,000       5,977,938
   Siemens Capital Corp.                                  4.320      03/10/06       6,000,000       5,951,040
   Toyota Motor Credit Corp.                              4.130      01/03/06       4,000,000       3,999,082
   Toyota Motor Credit Corp.                              4.250      02/02/06       2,000,000       1,992,445
   UBS Finance Delaware, LLC                              4.270      01/19/06       2,000,000       1,995,730
   UBS Finance Delaware, LLC                              4.157      01/03/06       4,100,000       4,099,058
                                                                                                  -----------
                                                                                                   26,012,926
                                                                                                  -----------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                        Interest     Maturity      Principal
                  Description                             Rate         Date          Amount          Value
-----------------------------------------------         --------     --------      ----------     -----------
SHORT-TERM NOTES (97.1%) (continued)
 COMMERCIAL PAPER (50.7%) (continued)
  Diversified Financial Services (7.8%)
   Citicorp                                               4.280%     02/03/06      $6,000,000     $ 5,976,460
   General Electric Capital Corp.                         4.230      01/31/06       3,500,000       3,487,663
   General Electric Capital Corp.                         4.270      02/07/06       2,500,000       2,489,029
   IBM Credit Corp.                                       4.250      01/25/06       3,000,000       2,991,500
                                                                                                  -----------
                                                                                                   14,944,652
                                                                                                  -----------
  Diversified Telecommunication Services (3.2%)
   Bellsouth Telecommunications                           4.180      01/11/06       2,500,000       2,497,097
   Bellsouth Telecommunications                           4.060      01/09/06       3,500,000       3,496,842
                                                                                                  -----------
                                                                                                    5,993,939
                                                                                                  -----------
  Food, Beverages (3.1%)
   Nestle Capital Corp.                                   4.110      01/10/06       3,000,000       2,996,918
   Nestle Capital Corp.                                   4.180      01/27/06       3,000,000       2,990,943
                                                                                                  -----------
                                                                                                    5,987,861
                                                                                                  -----------
  Household & Personal Products (2.1%)
   The Procter & Gamble Co.                               4.180      01/05/06       4,000,000       3,998,142
                                                                                                  -----------
  Insurance (3.1%)
    Prudential Funding Corp.                              4.240      02/08/06       4,000,000       3,982,098
    Prudential Funding Corp.                              4.220      02/06/06       2,000,000       1,991,560
                                                                                                  -----------
                                                                                                    5,973,658
                                                                                                  -----------
  Media (3.2%)
   Gannett Corp.                                          4.102      10/04/06       6,000,000       5,997,960
                                                                                                  -----------
  Oil & Gas (3.1%)
   ChevronTexaco Corp.                                    4.260      02/06/06       2,000,000       1,991,520
   ChevronTexaco Corp.                                    4.240      02/02/06       4,000,000       3,984,924
                                                                                                  -----------
                                                                                                    5,976,444
                                                                                                  -----------
  Retail (3.1%)
   Wal-Mart                                               4.080      01/19/06       6,000,000       5,987,760
                                                                                                  -----------
  Transport - Services (3.2%)
   United Parcel Services, Inc.                           3.940      01/12/06       3,500,000       3,495,786
   United Parcel Services, Inc.                           4.030      01/17/06       2,500,000       2,495,522
                                                                                                  -----------
                                                                                                    5,991,308
                                                                                                  -----------
 VARIABLE RATE DEMAND NOTES (4.8%)**
  Chatham Capital Corp.(backed by 5/3rd Bank LOC)         4.390      11/01/28       1,000,000       1,000,000
  Community Housing Development
    (backed by Wells Fargo Bank LOC)                      4.810      08/01/24         920,000         920,000
  Connecticut Water (backed by Citizen Bank of RI LOC)    4.370      01/04/29       1,500,000       1,500,000

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                       MONEY MARKET PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                        Interest     Maturity      Principal
                   Description                            Rate         Date          Amount         Value
-----------------------------------------------         --------     --------     -----------    -----------
SHORT-TERM NOTES (97.1%) (continued)
 VARIABLE RATE DEMAND NOTES (4.8%) (continued)
   PCP Investors LLC (backed by
     Wells Fargo Bank LOC)                                4.481%     12/01/24      $  925,000    $    925,000
   Pineview (backed by 5/3rd Bank LOC)                    4.390      01/01/23         400,000         400,000
   Rockwood Quarry LLC (backed by 5/3rd Bank LOC)         4.330      12/01/22       4,400,000       4,400,000
                                                                                                 ------------
                                                                                                    9,145,000
                                                                                                 ------------
 CORPORATE FLOATERS (8.4%)
   American Express Credit Corp.                          4.189      02/28/06       4,000,000       4,000,457
   American Honda Finance                                 4.200      02/21/06       2,000,000       2,000,194
   National City Bank                                     4.379      07/26/06       3,160,000       3,160,642
   National City Bank of Cleveland                        4.410      09/02/06       2,800,000       2,800,254
   Wells Fargo & Co.                                      4.540      03/03/06       4,000,000       4,005,160
                                                                                                 ------------
                                                                                                   15,966,707
                                                                                                 ------------

       Total short-term notes (cost: $185,379,202)                                                185,379,202
                                                                                                 ------------

                                                                                      Shares
                                                                                     ---------
MONEY MARKET MUTUAL FUNDS (2.9%)
   Dreyfus Masternote Account                                                        1,675,040      1,675,040
   Federated Investors Prime Obligation Fund                                         2,948,148      2,948,148
   Wells Fargo Cash Invest MM-I                                                        900,000        900,000
                                                                                                 ------------

       Total money market mutual funds (cost: $5,523,188)                                           5,523,188
                                                                                                 ------------
CASH AND CASH EQUIVALENTS (0.0%)
   BONY Cash Reserve (cost: $95,575)                                                    95,575         95,575
                                                                                                 ------------

TOTAL INVESTMENTS (100.0%) (COST: $190,997,965)                                                   190,997,965

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                                         (432,565)
                                                                                                 ------------

NET ASSETS (100.0%)                                                                              $190,565,400
                                                                                                 ============

**Variable rate investment. The rate shown represents the rate in effect at December 31, 2005. The notes contain a demand feature that allows the notes to be put back to the remarketing agent at par upon seven days notice.

The interest rate for short-term notes reflects the yields for those securities.

Cost represents amortized cost.

Percentages shown are based on total investments at value.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
                          DECEMBER 31, 2005 (unaudited)

                   Industry                             % of Total Net Assets
---------------------------------------------------     ---------------------
   Commercial Paper                                             50.7%
   Corporate Floaters                                            8.4
   Money Market Mutual Funds                                     2.9
   U.S. Government & Agency Obligations                         33.2
   Variable Rate Demand Notes                                    4.8
                                                               -----

   TOTAL INVESTMENTS                                           100.0%
                                                               =====

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                                DECEMBER 31, 2005

                                                              Interest   Maturity     Principal
                       Description                              Rate       Date         Amount        Value
---------------------------------------------------------    ---------- ----------   ----------    ------------
LONG-TERM NOTES AND BONDS (90.0%)
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (26.7%)
  FHLB                                                           5.750%   05/15/12   $  700,000    $    738,077
  Housing Urban Development                                      4.850    08/01/11      900,000         903,675
  Housing Urban Development                                      5.670    08/01/16      800,000         826,101
  Tennessee Valley Authority                                     6.250    12/15/17      900,000       1,008,761
  U.S. Treasury Bonds                                            3.125    09/15/08    1,500,000       1,452,599
  U.S. Treasury Bonds                                            6.250    08/15/23      300,000         358,336
  U.S. Treasury Bonds                                            5.250    02/15/29      250,000         272,881
  U.S. Treasury Bonds                                            5.375    02/15/31      300,000         337,078
  U.S. Treasury Notes                                            6.250    02/15/07    1,200,000       1,223,438
  U.S. Treasury Notes                                            3.250    01/15/09    1,500,000       1,452,833
  U.S. Treasury Notes                                            3.000    02/15/09    3,000,000       2,880,237
  U.S. Treasury Notes                                            3.125    04/15/09    3,200,000       3,079,500
  U.S. Treasury Notes                                            3.875    05/15/09    1,500,000       1,476,915
  U.S. Treasury Notes                                            3.625    07/15/09    3,000,000       2,927,579
  U.S. Treasury Notes                                            3.500    08/15/09    3,000,000       2,913,633
  U.S. Treasury Notes                                            3.500    11/15/09    3,000,000       2,908,479
  U.S. Treasury Notes                                            4.000    03/15/10    1,000,000         985,977
  U.S. Treasury Notes                                            3.875    05/15/10    2,000,000       1,962,736
  U.S. Treasury Notes                                            3.875    07/15/10      800,000         784,313
  U.S. Treasury Notes                                            5.000    02/15/11    1,500,000       1,545,411
  U.S. Treasury Notes                                            5.000    08/15/11    2,700,000       2,787,645
  U.S. Treasury Notes                                            4.875    02/15/12    1,900,000       1,951,287
  U.S. Treasury Notes                                            4.375    08/15/12    3,000,000       3,000,587
  U.S. Treasury Notes                                            3.875    02/15/13    1,100,000       1,066,528
  U.S. Treasury Notes                                            4.250    11/15/14      150,000         148,301
                                                                                                   ------------
                                                                                                     38,992,907
                                                                                                   ------------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (35.4%)
  Atlantic City Electric Transition Funding LLC 2002-1 A3        4.910    07/20/17    1,000,000         997,424
  Centerpoint Energy                                             4.970    08/01/14      600,000         600,485
  FHLMC 3/5/2019 Series                                          5.200    03/05/19      700,000         684,746
  FHLMC Gold Pool #A11823                                        5.000    08/01/33      122,558         119,117
  FHLMC Gold Pool #A16641                                        5.500    12/01/33      298,784         296,867
  FHLMC Gold Pool #B12969                                        4.500    03/01/19      307,389         299,898
  FHLMC Gold Pool #B19462                                        5.000    07/01/20    1,178,000       1,166,740
  FHLMC Gold Pool #C01086                                        7.500    11/01/30      103,800         108,989
  FHLMC Gold Pool #C01271                                        6.500    12/01/31      152,888         157,045
  FHLMC Gold Pool #C01302                                        6.500    11/01/31       46,517          47,781
  FHLMC Gold Pool #C01676                                        6.000    11/01/33    6,786,370       6,864,247
  FHLMC Gold Pool #C14364                                        6.500    09/01/28       66,519          68,470
  FHLMC Gold Pool #C14872                                        6.500    09/01/28        7,838           8,068
  FHLMC Gold Pool #C20300                                        6.500    01/01/29       62,819          64,661
  FHLMC Gold Pool #C28221                                        6.500    06/01/29       20,472          21,064
  FHLMC Gold Pool #C35377                                        7.000    01/01/30       13,158          13,718
  FHLMC Gold Pool #C41636                                        8.000    08/01/30       12,544          13,382
  FHLMC Gold Pool #C61802                                        5.500    12/01/31      864,666         859,600
  FHLMC Gold Pool #C64936                                        6.500    03/01/32       89,499          91,910
  FHLMC Gold Pool #C65674                                        7.000    03/01/32       79,922          83,261

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                              Interest   Maturity     Principal
                       Description                              Rate       Date         Amount        Value
---------------------------------------------------------    ---------- ----------   ----------    ------------
LONG-TERM NOTES AND BONDS (90.0%) (continued)
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (35.4%) (continued)
  FHLMC Gold Pool #C68790                                        6.500%   07/01/32   $  394,629    $    405,260
  FHLMC Gold Pool #C74741                                        6.000    12/01/32      342,907         347,032
  FHLMC Gold Pool #C79460                                        5.500    05/01/33      333,308         331,169
  FHLMC Gold Pool #C79886                                        6.000    05/01/33      776,854         785,769
  FHLMC Gold Pool #E00543                                        6.000    04/01/13       60,587          61,848
  FHLMC Gold Pool #E00565                                        6.000    08/01/13       46,042          47,001
  FHLMC Gold Pool #E00957                                        6.000    02/01/16       88,529          90,401
  FHLMC Gold Pool #E01007                                        6.000    08/01/16       58,337          59,570
  FHLMC Gold Pool #E01085                                        5.500    12/01/16      110,694         111,513
  FHLMC Gold Pool #E01136                                        5.500    03/01/17      285,737         287,710
  FHLMC Gold Pool #E01216                                        5.500    10/01/17      262,494         264,307
  FHLMC Gold Pool #E01378                                        5.000    05/01/18      531,367         526,995
  FHLMC Gold Pool #E71048                                        6.000    07/01/13        2,235           2,282
  FHLMC Gold Pool #E72468                                        5.500    10/01/13       34,106          34,383
  FHLMC Gold Pool #E74118                                        5.500    01/01/14      137,592         140,517
  FHLMC Gold Pool #E77035                                        6.500    05/01/14       81,284          83,563
  FHLMC Gold Pool #E77962                                        6.500    07/01/14       89,734          92,249
  FHLMC Gold Pool #E78727                                        6.500    10/01/14        2,412           2,480
  FHLMC Gold Pool #E82543                                        6.500    03/01/16       86,677          89,103
  FHLMC Gold Pool #E85127                                        6.000    08/01/16       44,434          45,373
  FHLMC Gold Pool #E85353                                        6.000    09/01/16      110,929         113,273
  FHLMC Gold Pool #E89823                                        5.500    05/01/17      346,313         348,704
  FHLMC Gold Pool #E90912                                        5.500    08/01/17       85,219          85,808
  FHLMC Gold Pool #E91139                                        5.500    09/01/17      438,906         441,937
  FHLMC Gold Pool #E91646                                        5.500    10/01/17      719,139         724,106
  FHLMC Gold Pool #E92047                                        5.500    10/01/17      397,165         399,908
  FHLMC Gold Pool #E92196                                        5.500    11/01/17       64,975          65,423
  FHLMC Gold Pool #E95159                                        5.500    03/01/18      570,831         574,625
  FHLMC Gold Pool #E95734                                        5.000    03/01/18    2,280,851       2,262,085
  FHLMC Gold Pool #E96115                                        5.000    05/01/18    1,636,180       1,622,718
  FHLMC Gold Pool #E97366                                        5.000    07/01/18    1,141,709       1,132,316
  FHLMC Gold Pool #G01091                                        7.000    12/01/29       62,696          65,363
  FHLMC Gold Pool #G10817                                        6.000    06/01/13       60,225          61,479
  FHLMC Gold Pool #G11753                                        5.000    08/01/20      953,840         944,722
  FHLMC Gold Pool #G08016                                        6.000    10/01/34    2,936,597       2,967,115
  FHLMC Series 2370 Class PC CMO                                 6.000    07/15/30        2,101           2,099
  FHLMC Series 2424 Class OG CMO                                 6.000    03/15/17    1,500,000       1,549,538
  FHLMC Series 2715 Class NG CMO                                 4.500    12/15/18    2,650,000       2,546,087
  FHLMC Series 2835 Class MD CMO                                 4.500    08/15/19      850,000         807,269
  FHLMC Series 2947 Class VA CMO                                 5.000    03/15/16      829,275         823,189
  FHLMC Series 3020 Class VA CMO                                 5.500    11/15/14    1,943,890       1,964,991
  FNCL Pool #357637                                              6.000    11/01/34    3,216,720       3,248,139
  FNMA CMO 2002-86 KM CMO                                        5.000    12/25/17    2,150,000       2,120,491
  FNMA Pool #253798                                              6.000    05/01/16        3,749           3,833
  FNMA Pool #356565                                              5.500    09/01/17    2,092,656       2,107,773
  FNMA Pool #545929                                              6.500    08/01/32      277,880         285,672
  FNMA Pool #555591                                              5.500    07/01/33      884,415         878,205
  FNMA Pool #572020                                              6.000    04/01/16       61,008          62,383

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                              Interest   Maturity     Principal
                       Description                              Rate       Date         Amount        Value
---------------------------------------------------------    ---------- ----------   ----------    ------------
LONG-TERM NOTES AND BONDS (90.0%) (continued)
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (35.4%) (continued)
  FNMA Pool #578974                                              6.000%   05/01/16   $  136,146    $    139,206
  FNMA Pool #579170                                              6.000    04/01/16       44,438          45,440
  FNMA Pool #584953                                              7.500    06/01/31       46,851          49,097
  FNMA Pool #585097                                              6.000    05/01/16      204,937         209,554
  FNMA Pool #651220                                              6.500    07/01/32      255,527         262,693
  FNMA Pool #781776                                              6.000    10/01/34      364,306         367,864
  FNMA Series 2003-120 Class BY CMO                              4.000    12/25/18    1,200,000       1,102,303
  GNMA CMO 2002-88 GW                                            5.500    09/20/19    1,000,000         986,047
  GNMA CMO 2003-12 PA                                            3.750    11/16/25      279,288         277,752
  GNMA Pool #415539                                              8.000    07/15/27       21,338          22,871
  GNMA Pool #424739                                              7.500    05/15/26       35,194          37,116
  GNMA Pool #443216                                              8.000    07/15/27       30,593          32,790
  GNMA Pool #452827                                              7.500    02/15/28       36,938          38,901
  GNMA Pool #457453                                              7.500    10/15/27       14,678          15,467
  GNMA Pool #479743                                              7.500    11/15/30       47,094          49,552
  GNMA Pool #511723                                              7.500    10/15/30       61,953          65,186
  GNMA Pool #511778                                              7.500    11/15/30      113,599         119,527
  GNMA Pool #529534                                              8.000    08/15/30        9,472          10,144
  GNMA Pool #540356                                              7.000    05/15/31      125,870         132,190
  GNMA Pool #542083                                              7.000    01/15/31       21,556          22,639
  GNMA Pool #552466                                              6.500    03/15/32      151,137         157,974
  GNMA Pool #570323                                              6.000    02/15/32       37,252          38,201
  GNMA Pool #574395                                              6.000    01/15/32    1,151,500       1,180,816
  GNMA Pool #577653                                              6.000    08/15/32      122,357         125,472
  GNMA Pool #585467                                              6.000    08/15/32      333,021         341,499
  GNMA Pool #591025                                              6.500    10/15/32      308,182         322,123
  PSE&G Transition Funding, LLC 2001-1 A3                        5.980    06/15/08      386,587         388,406
  Vende Mortgage Trust 2001-3J                                   6.500    05/15/08      532,856         540,948
                                                                                                   ------------
                                                                                                     51,667,027
                                                                                                   ------------
 CORPORATE OBLIGATIONS (27.9%)
  Airlines (0.9%)
   Continental Airlines, Inc.                                    6.545    08/02/20      658,448         657,860
   United Airlines                                               7.186    10/01/12      653,524         651,482
                                                                                                   ------------
                                                                                                      1,309,342
                                                                                                   ------------
  Auto Rental (0.5%)
   ERAC USA Finance Co.                                          5.600    05/01/15      800,000         798,111
                                                                                                   ------------
  Beverages (0.5%)
   Sabmiller PLC Series 144A                                     6.625    08/15/33      600,000         669,926
                                                                                                   ------------
  Chemicals (0.9%)
   Cytec Industries, Inc.                                        6.000    10/01/15      700,000         667,923
   Praxair, Inc.                                                 6.625    10/15/07      700,000         722,423
                                                                                                   ------------
                                                                                                      1,390,346
                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                              Interest   Maturity     Principal
                       Description                              Rate       Date         Amount        Value
---------------------------------------------------------    ---------- ----------   ----------    ------------
LONG-TERM NOTES AND BONDS (90.0%) (continued)
 CORPORATE OBLIGATIONS (27.9%) (continued)
  Commercial Banks (1.0%)
   Bank One NA Illinois                                          5.500%   03/26/07   $  800,000    $    805,279
   State Street Bank & Trust                                     5.300    01/15/16      600,000         607,940
                                                                                                   ------------
                                                                                                      1,413,219
                                                                                                   ------------
  Commercial Services & Supplies (0.8%)
   Waste Management, Inc.                                        6.875    05/15/09    1,100,000       1,160,657
                                                                                                   ------------
  Computer - Software (0.5%)
   Computer Associates, Inc. Series 144A                         5.625    12/01/14      700,000         690,336
                                                                                                   ------------
  Diversified Telecommunication Services (1.6%)
   Qwest Corp. Series 144A                                       8.875    03/15/12      600,000         679,500
   Sprint Capital Corp.                                          8.750    03/15/32      800,000       1,064,879
   Verizon Communications                                        6.940    04/15/28      600,000         643,989
                                                                                                   ------------
                                                                                                      2,388,368
                                                                                                   ------------
  Electric Utility (2.1%)
   Centerpoint Energy                                            6.500    02/01/08    1,000,000       1,025,473
   Entergy Gulf States, Inc.                                     4.875    11/01/11      650,000         620,502
   Pacific Gas & Electric                                        4.200    03/01/11      700,000         671,958
   Potomac Edison Co. Series 144A                                5.350    11/15/14      700,000         700,881
                                                                                                   ------------
                                                                                                      3,018,814
                                                                                                   ------------
  Electronic Equipment & Instruments (0.5%)
   Arrow Electronics, Inc.                                       6.875    07/01/13      700,000         748,684
                                                                                                   ------------
  Finance Companies (1.5%)
   CIT Group, Inc.                                               5.500    11/30/07      700,000         707,190
   Ford Motor Credit Corp.                                       7.000    10/01/13      800,000         684,537
   PEMEX Master Trust                                            8.625    02/01/22      700,000         864,500
                                                                                                   ------------
                                                                                                      2,256,227
                                                                                                   ------------
  Food Products (0.6%)
   ConAgra Foods, Inc.                                           6.750    09/15/11      800,000         853,147
                                                                                                   ------------
  Health Care Providers & Services (1.0%)
   Beckman Coulter, Inc.                                         7.450    03/04/08      500,000         524,347
   HCA, Inc.                                                     6.950    05/01/12      900,000         938,020
                                                                                                   ------------
                                                                                                      1,462,367
                                                                                                   ------------
  Healthcare Equipment & Supplies (0.7%)
   Hospira, Inc.                                                 5.900    06/15/14    1,000,000       1,034,539
                                                                                                   ------------
  Insurance (1.0%)
   Aon Corp.                                                     7.375    12/14/12      600,000         673,258
   Nationwide Financial Services                                 6.250    11/15/11      700,000         737,661
                                                                                                   ------------
                                                                                                      1,410,919
                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                              Interest   Maturity     Principal
                       Description                              Rate       Date         Amount        Value
---------------------------------------------------------    ---------- ----------   ----------    ------------
LONG-TERM NOTES AND BONDS (90.0%) (continued)
 CORPORATE OBLIGATIONS (27.9%) (continued)
  Media (2.2%)
   AOL Time Warner, Inc.                                         7.625%   04/15/31   $  900,000    $  1,005,255
   Comcast Corp.                                                 6.500    01/15/15      800,000         846,918
   Cox Enterprises, Inc. Series 144A                             8.000    02/15/07      700,000         717,599
   Viacom, Inc.                                                  4.625    05/15/18      800,000         706,910
                                                                                                   ------------
                                                                                                      3,276,682
                                                                                                   ------------
  Medical Laboratories (0.4%)
   Laboratory Corp. of America                                   5.625    12/15/15      600,000         609,106
                                                                                                   ------------
  Oil & Gas Exploration & Production/Services (2.7%)
   Amerada Hess Corp.                                            7.300    08/15/31      800,000         928,716
   Kerr-McGee Corp.                                              7.125    10/15/27      700,000         745,878
   Pioneer Natural Resource                                      6.500    01/15/08      600,000         613,379
   Seacor Holdings, Inc.                                         5.875    10/01/12      500,000         486,284
   Southwestern Energy Co.                                       7.125    10/10/17      500,000         509,898
   Union Pacific Resources                                       7.050    05/15/18      600,000         679,390
                                                                                                   ------------
                                                                                                      3,963,545
                                                                                                   ------------
  Oil & Gas/Pipelines (3.4%)
   Atmos Energy Corp.                                            4.950    10/15/14      600,000         579,200
   El Paso Natural Gas Series 144A                               7.625    08/01/10      700,000         739,605
   Energy Transfer Partner Series 144A                           5.650    08/01/12      600,000         593,926
   Enterprise Products Operations Series B                       5.600    10/15/14      700,000         700,655
   Gulfstream Natural Gas Series 144A                            5.560    11/01/15      700,000         707,807
   Kinder Morgan Energy Partners                                 5.000    12/15/13      800,000         780,844
   Magellan Midstream Partners                                   5.650    10/15/16      800,000         807,963
                                                                                                   ------------
                                                                                                      4,910,000
                                                                                                   ------------
  Paper & Forest Products (1.1%)
   Abitibi-Consolidated, Inc.                                    8.850    08/01/30      800,000         688,000
   Weyerhaeuser Co.                                              7.375    03/15/32      900,000       1,003,604
                                                                                                   ------------
                                                                                                      1,691,604
                                                                                                   ------------
  Personal Products (0.7%)
   Gillette Co.                                                  3.500    10/15/07    1,000,000         979,101
                                                                                                   ------------
  Pharmaceuticals (0.5%)
   Amerisourcebergen Corp. Series 144A                           5.875    09/15/15      700,000         709,625
                                                                                                   ------------
  Real Estate (0.5%)
   Simon Property Group LP Series 144A                           3.750    01/30/09      700,000         672,267
                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                              Interest   Maturity     Principal
                       Description                              Rate       date         Amount        Value
---------------------------------------------------------    ---------- ----------   ----------    ------------
LONG-TERM NOTES AND BONDS (90.0%) (continued)
 CORPORATE OBLIGATIONS (27.9%) (continued)
  Miscellaneous (2.3%)
   iShares GS $ InvesTop Corporate Bond Fund                         -%          -   $   11,382    $  1,225,728
   Morgan Stanley Tracers Variable Series 144A                   5.878    03/01/07      925,232         929,736
   Morgan Stanley Tracers Variable Series 144A                   7.235    09/15/11    1,073,000       1,152,567
                                                                                                   ------------
                                                                                                      3,308,031
                                                                                                   ------------

     Total long-term notes and bonds (cost: $131,670,680)                                           131,384,897
                                                                                                   ------------
SHORT-TERM NOTES AND BONDS (6.0%)
 CORPORATE OBLIGATIONS (2.3%)
  Auto Components (0.4%)
   Johnson Controls, Inc.                                        5.000    11/15/06      500,000         499,218
                                                                                                   ------------
  Beverages (0.5%)
   Bottling Group LLC                                            2.450    10/16/06      800,000         784,748
                                                                                                   ------------
  Finance Companies (0.5%)
   Household Finance Corp.                                       6.500    01/24/06      700,000         700,706
                                                                                                   ------------
  Insurance (0.5%)
    Protective Life US Funding Series 144 A                      5.875    08/15/06      700,000         704,019
                                                                                                   ------------
  Media (0.4%)
   Reed Elsevier Capital                                         6.125    08/01/06      600,000         603,611
                                                                                                   ------------

      Total corporate obligations (cost: $3,305,775)                                                  3,292,302
                                                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS (2.9%)
    FHLB                                                         4.156    07/21/06    1,000,000         999,590
    U.S. Treasury Notes                                          2.000    05/15/06      200,000         198,375
    U.S. Treasury Notes                                          7.000    07/15/06      275,000         278,728
    U.S. Treasury Notes                                          2.625    11/15/06    2,850,000       2,807,138
                                                                                                   ------------
                                                                                                      4,283,831
                                                                                                   ------------
 VARIABLE RATE DEMAND NOTES (0.8%)**
    CORP Finance Managers* (backed by 5/3rd Bank LOC)            4.431    02/02/43      500,000         500,000
    Montrose Country Colorado Economic
     (backed by 5/3rd Bank LOC)                                  3.701    06/01/10      600,000         600,000
                                                                                                   ------------
                                                                                                      1,100,000
                                                                                                   ------------

     Total short-term notes and bonds (cost: $8,744,049)                                              8,676,133
                                                                                                   ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                   INVESTMENT GRADE BOND PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                   Description                                  Shares       Value
---------------------------------------------------------------------------   ---------   ------------
MONEY MARKET MUTUAL FUNDS (3.0%)
   Federated Investors Prime Obligation Fund                                  2,299,206   $  2,299,206
   Goldman Sachs Financial Square Funds                                       2,150,000      2,150,000
                                                                                          ------------

       Total money market mutual funds (cost: $4,449,206)                                    4,449,206
                                                                                          ------------
MUTUAL FUNDS (0.1%)
   Federated High Yield Bond Fund                                                17,060        100,827
   Neuberger Berman High Income Bond Fund                                        10,912         99,413
                                                                                          ------------

       Total mutual funds (cost: $205,103)                                                     200,240
                                                                                          ------------
CASH AND CASH EQUIVALENTS (0.0%)
    BONY Cash Reserve (cost: $61,597)                                            61,597         61,597
                                                                                          ------------

TOTAL INVESTMENTS (99.1%) (COST: $145,130,635)                                             144,772,073

OTHER ASSETS LESS LIABILITIES (0.9%)                                                         1,244,039
                                                                                          ------------

NET ASSETS (100.0%)                                                                       $146,016,112
                                                                                          ============

**Variable rate investment. The rate shown represents the rate in effect at December 31, 2005. The notes contain a demand feature that allows the notes to be put back to the remarketing agent at par upon seven days notice.

The interest rate for short-term notes reflects the yields for those securities.

Percentages shown are based on total investments at value.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                         INVESTMENT GRADE BOND PORTFOLIO
                          DECEMBER 31, 2005 (unaudited)

                              Industry                                    % of Total Net Assets
--------------------------------------------------------------------      ---------------------
Corporate Obligations                                                             30.2%
Money Market Mutual Funds                                                          3.0
Mortgage-Backed and Asset-Backed Securities                                       35.4
Mutual Funds                                                                       0.1
U.S. Government & Agency Obligations                                              29.6
Variable Rate Demand Notes                                                         0.8
Other Assets Less Liabilities                                                      0.9
                                                                                 -----

TOTAL INVESTMENTS                                                                100.0%
                                                                                 =====

                              ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                                DECEMBER 31, 2005

             Description                                              Shares                                   Value
-------------------------------------                               ---------                              ------------
COMMON STOCKS (62.4%)
   Aerospace & Defense (1.7%)
      General Dynamics Corp.                                            9,500                              $  1,083,475
      Precision Castparts Corp.                                        59,800                                 3,098,238
                                                                                                           ------------
                                                                                                              4,181,713
                                                                                                           ------------
   Apparel (6.4%)
      Columbia Sportswear Co.*                                         75,100                                 3,584,523
      Kellwood Co.                                                     90,000                                 2,149,200
      Liz Claiborne, Inc.                                              53,700                                 1,923,534
      Reebok International, Ltd.                                       78,600                                 4,576,878
      Wolverine World Wide, Inc.                                      147,750                                 3,318,465
                                                                                                           ------------
                                                                                                             15,552,600
                                                                                                           ------------
   Automotive (1.1%)
      Harley-Davidson, Inc.                                            54,100                                 2,785,609
                                                                                                           ------------
   Automotive Components (1.2%)
      Magna International, Inc.                                        39,400                                 2,836,012
                                                                                                           ------------
   Cement & Aggregates (1.6%)
      Lafarge North America, Inc.                                      70,300                                 3,867,906
                                                                                                           ------------
   Chemicals (0.8%)
      Dow Chemical Co.                                                 42,200                                 1,849,204
                                                                                                           ------------
   Computer Hardware & Software (3.6%)
      Autodesk, Inc.*                                                 101,600                                 4,363,720
      Hewlett-Packard Co.                                             151,667                                 4,342,226
                                                                                                           ------------
                                                                                                              8,705,946
                                                                                                           ------------
   Consumer Products (0.3%)
      Helen of Troy, Ltd.*                                             42,200                                   679,842
                                                                                                           ------------
   Diversified Financial Services (7.4%)
      Aegon NV                                                        246,868                                 4,028,885
      Citigroup, Inc.                                                  58,928                                 2,859,776
      Federated Investors, Inc.                                       117,800                                 4,363,311
      Investment Technology Group, Inc.*                               83,000                                 2,941,520
      JP Morgan Chase & Co.                                            51,240                                 2,033,716
      Washington Mutual, Inc.                                          42,907                                 1,866,455
                                                                                                           ------------
                                                                                                             18,093,663
                                                                                                           ------------
   Diversified Manufacturing (4.7%)
      Carlisle Cos., Inc.                                              69,200                                 4,785,180
      Crane Co.                                                       107,500                                 3,791,525
      Trinity Industries, Inc.                                         67,150                                 2,959,301
                                                                                                           ------------
                                                                                                             11,536,006
                                                                                                           ------------
   Electrical Equipment (3.1%)
      American Power Conversion                                       175,700                                 3,865,400
      Baldor Electric Co.                                             146,500                                 3,757,725
                                                                                                           ------------
                                                                                                              7,623,125
                                                                                                           ------------
   Food & Beverage (0.7%)
      The Coca-Cola Co.                                                43,800                                 1,765,578
                                                                                                           ------------
   Health Care (2.5%)
      McKesson Corp.                                                   56,100                                 2,894,199
      Merck & Co., Inc.                                                19,900                                   633,019
      Pfizer, Inc.                                                    105,300                                 2,455,596
                                                                                                           ------------
                                                                                                              5,982,814
                                                                                                           ------------
   Home Furnishings (1.8%)
      Furniture Brands International, Inc.                             98,650                                 2,202,855
      La-Z-Boy, Inc.                                                  165,050                                 2,238,078
                                                                                                           ------------
                                                                                                              4,440,933
                                                                                                           ------------
   Industrial Conglomerates (0.9%)
      General Electric Co.                                             64,400                                 2,257,220
                                                                                                           ------------
   Metals & Mining (1.5%)
      Alcoa, Inc.                                                     123,500                                 3,651,895
                                                                                                           ------------
   Oil & Oil Services (5.3%)
      Royal Dutch Petroleum Co.                                        67,850                                 4,172,096
      Tidewater, Inc.                                                  82,950                                 3,687,957
      Valero Energy Corp.                                              95,600                                 4,932,960
                                                                                                           ------------
                                                                                                             12,793,013
                                                                                                           ------------
   Paper and Forest Products (1.0%)
      Wausau Paper Corp.                                              208,200                                 2,467,170
                                                                                                           ------------
   Recreation (2.8%)
      Brunswick Corp.                                                  97,100                                 3,948,086
      Mattel, Inc.                                                    187,300                                 2,963,086
                                                                                                           ------------
                                                                                                              6,911,172
                                                                                                           ------------
   Restaurants (0.8%)
      Outback Steakhouse, Inc.                                         41,100                                 1,710,171
      Ryan's Restaurant Group, Inc.*                                   29,400                                   354,564
                                                                                                           ------------
                                                                                                              2,064,735
                                                                                                           ------------
   Retail (2.6%)
      BJ's Wholesale Club, Inc.*                                       90,800                                 2,684,048
      Home Depot, Inc.                                                 89,000                                 3,602,720
                                                                                                           ------------
                                                                                                              6,286,768
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

             Description                                              Shares                                   Value
-------------------------------------                               ---------                              ------------
COMMON STOCKS (62.4%) (continued)
   Semiconductors (2.7%)
      Intel Corp.                                                     142,700                              $  3,561,792
      Texas Instruments, Inc.                                          94,300                                 3,024,201
                                                                                                           ------------
                                                                                                              6,585,993
                                                                                                           ------------
   Telecommunication Services (4.5%)
      Nokia Corp. ADR                                                 256,700                                 4,697,610
      Sprint Corp.                                                     53,400                                 1,247,424
      Telefonos de Mexico, Class L ADR                                200,400                                 4,945,872
                                                                                                           ------------
                                                                                                             10,890,906
                                                                                                           ------------
   Transportation (3.4%)
      Alexander & Baldwin, Inc.                                        10,600                                   574,944
      Norfolk Southern Corp.                                           95,400                                 4,276,782
      Werner Enterprises, Inc.                                        172,600                                 3,400,220
                                                                                                           ------------
                                                                                                              8,251,946
                                                                                                           ------------

            Total common stocks (cost: $112,764,662)                                                        152,061,769
                                                                                                           ------------

                                                         Interest        Maturity         Principal
                  Description                              Rate            Date             Amount             Value
----------------------------------------------           --------        --------        ----------        ------------
LONG-TERM NOTES AND BONDS (27.7%)
   U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.5%)
      Housing Urban Development                            4.850%        08/01/11        $  100,000        $    100,408
      Housing Urban Development                            5.670         08/01/16           200,000             206,525
      Tennessee Valley Authority                           6.250         12/15/17           100,000             112,085
      U.S. Treasury Bonds                                  3.125         09/15/08           700,000             677,879
      U.S. Treasury Bonds                                  6.250         08/15/23           700,000             836,118
      U.S. Treasury Bonds                                  6.750         08/15/26           700,000             896,657
      U.S. Treasury Bonds                                  5.250         02/15/29           275,000             300,169
      U.S. Treasury Bonds                                  6.250         05/15/30           225,000             279,510
      U.S. Treasury Notes                                  5.625         02/15/06           125,000             125,274
      U.S. Treasury Notes                                  2.000         05/15/06           475,000             471,141
      U.S. Treasury Notes                                  7.000         07/15/06           750,000             760,166
      U.S. Treasury Notes                                  2.625         05/15/08         1,700,000           1,633,594
      U.S. Treasury Notes                                  3.250         01/15/09           750,000             726,416
      U.S. Treasury Notes                                  3.000         02/15/09         1,500,000           1,440,119
      U.S. Treasury Notes                                  3.875         05/15/09           750,000             738,458
      U.S. Treasury Notes                                  5.500         05/15/09         1,150,000           1,190,026
      U.S. Treasury Notes                                  3.625         07/15/09         1,500,000           1,463,790
      U.S. Treasury Notes                                  3.500         08/15/09         1,500,000           1,456,817
      U.S. Treasury Notes                                  6.000         08/15/09           300,000             316,266
      U.S. Treasury Notes                                  3.500         11/15/09         1,500,000           1,454,240
      U.S. Treasury Notes                                  4.000         03/15/10           500,000             492,989
      U.S. Treasury Notes                                  3.875         07/15/10           200,000             196,078
      U.S. Treasury Notes                                  5.000         02/15/11           700,000             721,192

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                            Interest        Maturity         Principal
                  Description                                 Rate            Date             Amount             Value
----------------------------------------------              --------        --------        ----------        ------------
LONG-TERM NOTES AND BONDS (27.7%) (continued)
   U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.5%) (continued)
      U.S. Treasury Notes                                     5.000%        08/15/11        $1,900,000        $  1,961,675
      U.S. Treasury Notes                                     4.875         02/15/12         2,000,000           2,053,985
      U.S. Treasury Notes                                     4.375         08/15/12         1,500,000           1,500,294
      U.S. Treasury Notes                                     3.875         02/15/13           300,000             290,871
      U.S. Treasury Notes                                     4.250         11/15/14           850,000             840,371
                                                                                                              ------------
                                                                                                                23,243,113
                                                                                                              ------------
   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (10.4%)
      Centerpoint Energy                                      4.970         08/01/14           400,000             400,323
      FHLMC 3/5/2019 Series                                   5.200         03/05/19           300,000             293,462
      FHLMC Gold Pool #B18146                                 5.000         04/01/20           983,786             974,382
      FHLMC Gold Pool #B18179                                 5.000         04/01/20         1,933,138           1,914,660
      FHLMC Gold Pool #A11823                                 5.000         08/01/33           557,255             541,610
      FHLMC Gold Pool #A16641                                 5.500         12/01/33           896,352             890,599
      FHLMC Gold Pool #B12969                                 4.500         03/01/19           922,165             899,694
      FHLMC Gold Pool #B19462                                 5.000         07/01/20           589,000             583,370
      FHLMC Gold Pool #C01086                                 7.500         11/01/30            22,565              23,693
      FHLMC Gold Pool #C01271                                 6.500         12/01/31            63,703              65,436
      FHLMC Gold Pool #C01302                                 6.500         11/01/31            27,363              28,107
      FHLMC Gold Pool #C01676                                 6.000         11/01/33         1,228,373           1,242,469
      FHLMC Gold Pool #C14872                                 6.500         09/01/28            29,339              30,200
      FHLMC Gold Pool #C20853                                 6.000         01/01/29           805,232             816,163
      FHLMC Gold Pool #C61802                                 5.500         12/01/31           205,456             204,252
      FHLMC Gold Pool #C65255                                 6.500         03/01/32            34,945              35,887
      FHLMC Gold Pool #C65674                                 7.000         03/01/32            19,981              20,815
      FHLMC Gold Pool #C67071                                 6.500         05/01/32            68,385              70,418
      FHLMC Gold Pool #C68790                                 6.500         07/01/32           131,543             135,087
      FHLMC Gold Pool #C74741                                 6.000         12/01/32           100,855             102,068
      FHLMC Gold Pool #C79886                                 6.000         05/01/33           225,538             228,126
      FHLMC Gold Pool #E00543                                 6.000         04/01/13            40,751              41,599
      FHLMC Gold Pool #E00878                                 6.500         07/01/15            31,492              32,374
      FHLMC Gold Pool #E01007                                 6.000         08/01/16            58,337              59,570
      FHLMC Gold Pool #E77962                                 6.500         07/01/14            33,650              34,594
      FHLMC Gold Pool #E85127                                 6.000         08/01/16            25,391              25,927
      FHLMC Gold Pool #E85353                                 6.000         09/01/16           110,929             113,273
      FHLMC Gold Pool #E95159                                 5.500         03/01/18           214,062             215,484
      FHLMC Gold Pool #E95734                                 5.000         03/01/18           890,088             882,765
      FHLMC Gold Pool #E96115                                 5.000         05/01/18           415,978             412,556
      FHLMC Gold Pool #E97366                                 5.000         07/01/18           329,401             326,691
      FHLMC Gold Pool #G01477                                 6.000         12/01/32           823,705             832,438
      FHLMC Gold Pool #G01727                                 6.000         08/01/34         1,933,163           1,955,346
      FHLMC Gold Pool #G08016                                 6.000         10/01/34         1,468,298           1,483,558
      FHLMC Gold Pool #G08087                                 6.000         10/01/35           371,063             374,928
      FHLMC Gold Pool #G11753                                 5.000         08/01/20           953,840             944,722
      FHLMC Pool #A14499                                      6.000         10/01/33           235,295             237,996
      FHLMC Series 2370 Class PC CMO                          6.000         07/15/30               525                 525
      FHLMC Series 2424 Class OG CMO                          6.000         03/15/17           500,000             516,513
      FHLMC Series 2715 Class NG CMO                          4.500         12/15/18           750,000             720,591
      FHLMC Series 2835 Class MD CMO                          4.500         08/15/19           150,000             142,459

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                         Interest        Maturity         Principal
                  Description                              Rate            Date             Amount             Value
----------------------------------------------           --------        --------        ----------        ------------
LONG-TERM NOTES AND BONDS (27.7%) (continued)
   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (10.4%) (continued)
      FHLMC Series 2947 Class VA CMO                       5.000%        03/15/16        $  473,872        $    470,394
      FHLMC Series 3020 Class VA CMO                       5.500         11/15/14           971,945             982,496
      FNCL Pool #357637                                    6.000         11/01/34           879,465             888,055
      FNMA CMO 2002-86 KM CMO                              5.000         12/25/17           350,000             345,196
      FNMA Pool #356565                                    5.500         09/01/17           475,604             479,040
      FNMA Pool #545929                                    6.500         08/01/32           129,677             133,314
      FNMA Pool #555591                                    5.500         07/01/33           256,765             254,963
      FNMA Pool #574922                                    6.000         04/01/16             5,729               5,858
      FNMA Pool #579170                                    6.000         04/01/16            62,338              63,743
      FNMA Pool #584953                                    7.500         06/01/31            20,823              21,821
      FNMA Pool #651220                                    6.500         07/01/32            51,105              52,539
      FNMA Pool #725793                                    5.500         09/01/19         1,647,388           1,658,840
      FNMA Series 2003-120 Class BY CMO                    4.000         12/25/18           300,000             275,576
      GNMA Pool #422407                                    6.500         01/15/26             8,768               9,184
      GNMA Pool #424578                                    6.500         04/15/26           108,222             113,359
      GNMA Pool #425983                                    6.500         03/15/26            23,568              24,687
      GNMA Pool #431962                                    6.500         05/15/26            60,452              63,322
      GNMA Pool #436741                                    7.500         01/15/27            40,504              42,684
      GNMA Pool #443216                                    8.000         07/15/27            16,003              17,153
      GNMA Pool #479743                                    7.500         11/15/30            47,094              49,552
      GNMA Pool #511778                                    7.500         11/15/30            44,452              46,771
      GNMA Pool #542083                                    7.000         01/15/31           107,781             113,193
      GNMA Pool #552466                                    6.500         03/15/32            70,531              73,721
      GNMA Pool #555179                                    7.000         12/15/31            17,341              18,212
      GNMA Pool #570323                                    6.000         02/15/32            14,901              15,280
      GNMA Pool #574395                                    6.000         01/15/32           112,893             115,767
      PSE&G Transition Funding, LLC 2001-1 A3              5.980         06/15/08           231,952             233,043
                                                                                                           ------------
                                                                                                             25,422,493
                                                                                                           ------------
      CORPORATE OBLIGATIONS (7.8%)
         Airlines (0.2%)
            Continental Airlines, Inc.                     6.545         08/02/20           164,612             164,465
            United Airlines                                7.186         10/01/12           280,082             279,207
                                                                                                           ------------
                                                                                                                443,672
                                                                                                           ------------
         Auto Rental (0.1%)
            ERAC USA Finance Co.                           5.600         05/01/15           200,000             199,528
                                                                                                           ------------
         Beverages (0.2%)
            Sabmiller PLC Series 144A                      6.625         08/15/33           400,000             446,617
                                                                                                           ------------
         Chemicals (0.4%)
            Cytec Industries, Inc.                         6.000         10/01/15           300,000             286,253
            Praxair, Inc.                                  6.625         10/15/07           600,000             619,220
                                                                                                           ------------
                                                                                                                905,473
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                         Interest        Maturity         Principal
                  Description                              Rate            Date             Amount             Value
----------------------------------------------           --------        --------        ----------        ------------
LONG-TERM NOTES AND BONDS (27.7%) (continued)
   CORPORATE OBLIGATIONS (7.8%) (continued)
      Commercial Banks (0.2%)
         Bank One NA Illinois                              5.500%        03/26/07        $  200,000        $    201,320
         State Street Bank & Trust                         5.300         01/15/16           400,000             405,293
                                                                                                           ------------
                                                                                                                606,613
                                                                                                           ------------
      Commercial Services & Supplies (0.1%)
         Waste Management, Inc.                            6.875         05/15/09           300,000             316,543
                                                                                                           ------------
      Computer - Software (0.1%)
         Computer Associates Inc. Series 144A              5.625         12/01/14           300,000             295,858
                                                                                                           ------------
      Diversified Telecommunication Services (0.6%)
         Qwest Corp. Series 144A                           8.875         03/15/12           400,000             453,000
         Sprint Capital Corp.                              8.750         03/15/32           400,000             532,440
         Verizon Communications                            6.940         04/15/28           350,000             375,660
                                                                                                           ------------
                                                                                                              1,361,100
                                                                                                           ------------
      Electric Utility (0.6%)
         Centerpoint Energy                                6.500         02/01/08           200,000             205,095
         Entergy Gulf States, Inc.                         4.875         11/01/11           350,000             334,117
         Pacific Gas & Electric                            4.200         03/01/11           600,000             575,964
         Potomac Edison Co. Series 144A                    5.350         11/15/14           300,000             300,377
                                                                                                           ------------
                                                                                                              1,415,553
                                                                                                           ------------
      Electronic Equipment & Instruments (0.1%)
         Arrow Electronics, Inc.                           6.875         07/01/13           300,000             320,864
                                                                                                           ------------
      Finance Companies (0.4%)
         CIT Group, Inc.                                   5.500         11/30/07           400,000             404,108
         Citi Financial                                    6.625         06/01/15            75,000              83,214
         Ford Motor Credit Corp.                           7.000         10/01/13           200,000             171,134
         PEMEX Master Trust                                8.625         02/01/22           300,000             370,500
                                                                                                           ------------
                                                                                                              1,028,956
                                                                                                           ------------
      Food Products (0.3%)
         ConAgra Foods, Inc.                               6.750         09/15/11           600,000             639,860
                                                                                                           ------------
      Health Care Providers & Services (0.2%)
         Beckman Coulter, Inc.                             7.450         03/04/08           150,000             157,304
         HCA, Inc.                                         6.950         05/01/12           300,000             312,673
                                                                                                           ------------
                                                                                                                469,977
                                                                                                           ------------
      Healthcare Equipment & Supplies (0.1%)
         Hospira, Inc.                                     5.900         06/15/14           300,000             310,362
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                         Interest        Maturity         Principal
                  Description                              Rate            Date             Amount             Value
----------------------------------------------           --------        --------        ----------        ------------
LONG-TERM NOTES AND BONDS (27.7%) (continued)
   CORPORATE OBLIGATIONS (7.8%) (continued)
      Insurance (0.3%)
         Aon Corp.                                         7.375%        12/14/12        $  400,000        $    448,839
         Nationwide Financial Services                     6.250         11/15/11           300,000             316,140
                                                                                                           ------------
                                                                                                                764,979
                                                                                                           ------------
      Media (0.6%)
         AOL Time Warner, Inc.                             7.625         04/15/31           400,000             446,780
         Comcast Corp.                                     6.500         01/15/15           400,000             423,459
         Cox Enterprises, Inc. Series 144A                 8.000         02/15/07           300,000             307,542
         Viacom, Inc.                                      4.625         05/15/18           200,000             176,728
                                                                                                           ------------
                                                                                                              1,354,509
                                                                                                           ------------
      Medical Laboratories (0.2%)
         Laboratory Corp. of America                       5.625         12/15/15           400,000             406,070
                                                                                                           ------------
      Oil & Gas Exploration & Production/Services (0.6%)
         Amerada Hess Corp.                                7.300         08/15/31           400,000             464,358
         Kerr-Mcgee Corp.                                  7.125         10/15/27           300,000             319,662
         Pioneer Natural Resource                          6.500         01/15/08           400,000             408,920
         Union Pacific Resources                           7.050         05/15/18           250,000             283,079
                                                                                                           ------------
                                                                                                              1,476,019
                                                                                                           ------------
      Oil & Gas/Pipelines (1.0%)
         Atmos Energy Corp.                                4.950         10/15/14           400,000             386,133
         El Paso Natural Gas Series 144A                   7.625         08/01/10           300,000             316,974
         Energy Transfer Partner Series 144A               5.650         08/01/12           400,000             395,951
         Enterprise Products Operations Series B           5.600         10/15/14           300,000             300,281
         Gulfstream Natural Gas Series 144A                5.560         11/01/15           300,000             303,346
         Kinder Morgan Energy Partners                     5.000         12/15/13           500,000             488,027
         Magellan Midstream Partners                       5.650         10/15/16           200,000             201,991
                                                                                                           ------------
                                                                                                              2,392,703
                                                                                                           ------------
      Paper and Forest Products (0.2%)
         Abitibi-Consolidated, Inc.                        8.850         08/01/30           200,000             172,000
         Weyerhaeuser Co.                                  7.375         03/15/32           300,000             334,535
                                                                                                           ------------
                                                                                                                506,535
                                                                                                           ------------
      Pharmaceuticals (0.1%)
         Amerisourcebergen Corp. Series 144A               5.875         09/15/15           300,000             304,125
                                                                                                           ------------
      Real Estate (0.2%)
         New Plan Excel Realty Trust                       7.400         09/15/09           200,000             214,784
         Simon Property Group LP Series 144A               3.750         01/30/09           300,000             288,115
                                                                                                           ------------
                                                                                                                502,899
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

                                                         Interest        Maturity         Principal
                  Description                              Rate            Date             Amount             Value
----------------------------------------------           --------        --------        ----------        ------------
LONG-TERM NOTES AND BONDS (27.7%) (continued)
   CORPORATE OBLIGATIONS (7.8%) (continued)
      Miscellaneous (1.0%)
         iShares GS $InvesTop Corporate Bond Fund              -%               -        $   18,233        $  1,963,512
         Morgan Stanley Tracers Variable Series 144A       5.878         03/01/07           231,308             232,434
         Morgan Stanley Tracers Variable Series 144A       7.235         09/15/11           203,000             218,053
                                                                                                           ------------
                                                                                                              2,413,999
                                                                                                           ------------

            Total corporate obligations                                                                      18,882,814
                                                                                                           ------------

      Total long-term notes and bonds (cost: $67,725,542)                                                    67,548,420
                                                                                                           ------------
SHORT-TERM NOTES AND BONDS (2.4%)
   COMMERCIAL PAPER (1.6%)
      Consumer Finance (1.6%)
         General Electric Capital Corp.                    4.150         01/10/06         2,000,000           1,997,925
         Toyota Motor Credit Corp.                         4.220         01/27/06         2,000,000           1,993,904
                                                                                                           ------------

            Total commercial paper (cost: $3,991,829)                                                         3,991,829
                                                                                                           ------------
   CORPORATE OBLIGATIONS (0.6%)
      Auto Components (0.1%)
         Johnson Controls, Inc.                            5.000         11/15/06           200,000             199,687
                                                                                                           ------------
      Beverages (0.1%)
         Bottling Group LLC                                2.450         10/16/06           200,000             196,187
                                                                                                           ------------
      Finance Companies (0.1%)
         Household Finance Corp.                           6.500         01/24/06           300,000             300,303
                                                                                                           ------------
      Insurance (0.1%)
         Protective Life US Funding Series 144 A           5.875         08/15/06           300,000             301,722
                                                                                                           ------------
      Media (0.2%)
         Reed Elsevier Capital                             6.125         08/01/06           400,000             402,408
                                                                                                           ------------

            Total corporate obligations (cost: $1,399,845)                                                    1,400,307
                                                                                                           ------------
   VARIABLE RATE DEMAND NOTES (0.2%)**
      CORP Finance Managers (backed by 5/3rd Bank LOC)     4.431         02/02/43           185,000             185,000
      Montrose Country Colorado Economic
         (backed by 5/3rd Bank LOC)                        3.701         06/01/10           215,000             215,000
                                                                                                           ------------
                                                                                                                400,000
                                                                                                           ------------

            Total short-term notes and bonds (cost: $5,791,674)                                               5,792,136
                                                                                                           ------------

                                                        (continued on next page)

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                      ASSET DIRECTOR PORTFOLIO (continued)
                                DECEMBER 31, 2005

                  Description                                        Shares                                   Value
----------------------------------------------                      ---------                              ------------
MONEY MARKET MUTUAL FUNDS (5.6%)
      Federated Investors Prime Obligation Fund                     7,388,272                                 7,388,272
      Goldman Sachs Financial Square Funds                          6,107,900                                 6,107,900
                                                                                                           ------------

            Total money market mutual funds (cost: $13,496,172)                                              13,496,172
                                                                                                           ------------
MUTUAL FUNDS (1.5%)
      Federated High Yield Bond Fund                                    8,091                                    47,815
      iShares Russell 1000 Value Index Fund                             8,500                                   586,755
      iShares Trust Russell 1000 Growth Index Fund                     57,600                                 2,938,176
      Neuberger Berman High Income Bond Fund                            5,489                                    50,007
                                                                                                           ------------

            Total mutual funds (cost: $3,332,263)                                                             3,622,753
                                                                                                           ------------
CASH AND CASH EQUIVALENTS (0.0%)
      BONY Cash Reserve (cost: $39,269)                                39,269                                    39,269
                                                                                                           ------------

TOTAL INVESTMENTS (99.6%) (COST $203,149,582)                                                               242,560,519
                                                                                                           ------------

OTHER ASSETS LESS LIABILITIES (0.4%)                                                                          1,068,391
                                                                                                           ------------

NET ASSETS (100.0%)                                                                                        $243,628,910
                                                                                                           ============

*  Non-Income producing securities.

** Variable rate investment. The rate shown represents the rate in effect at December 31, 2005. The notes contain a demand feature that allows the notes to be put back to the remarketing agent at par upon seven days notice.

The interest rate for short-term notes reflects the yields for those securities.

Percentages shown are based on total investments at value.

    The accompanying notes are an integral part of the financial statements.

                             ONEAMERICA FUNDS, INC.
                          REPRESENTATION OF INVESTMENTS
                            ASSET DIRECTOR PORTFOLIO
                          DECEMBER 31, 2005 (unaudited)

                         Industry                               % of Total Net Assets
---------------------------------------------------------       ---------------------
Commercial Paper                                                         1.6%
Common Stock                                                            62.4
Corporate Obligations                                                    8.4
Money Market Mutual Funds                                                5.6
Mortgage-Backed and Asset-Backed Securities                             10.4
Mutual Funds                                                             1.5
U.S. Government & Agency Obligations                                     9.5
Variable Rate Demand Notes                                               0.2
Other Assets Less Liabilities                                            0.4
                                                                       -----

TOTAL INVESTMENTS                                                      100.0%
                                                                       =====

                          NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, and Asset Director Portfolio, hereinafter, referred to as Portfolios. Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company(R) (AUL) to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

   ADVISOR CLASS SHARES
   Effective March 31, 2003, the Fund began offering a new class of shares (the "Advisor Class") in addition to its existing class of shares (the "Class O" shares). The Fund issues Class O shares and Advisor Class shares of common stock relating to the same investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid pursuant to the 12b-1 distribution plan.

   DISTRIBUTION AND SERVICING (12b-1) PLAN
   Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm.

   INVESTMENTS
   Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price ("NOCP"). Short-term notes are valued at amortized cost, which approximates value. Fixed income securities for which representative market quotes are readily available are valued at the latest bid price or the mean of the latest bid and ask price. When market values are not readily available, securities are priced to fair value derived from various fair valuation methods. Certain securities may be priced using a matrix price as provided by a pricing vendor. U.S. Government obligations are valued at the latest bid price; however, short-term obligations maturing in 60 days or less, when purchased, are valued at amortized cost which approximates value.

   The Money Market Portfolio securities are valued at amortized cost. The Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the Investment Company Act of 1940. AUL (the Investment Advisor) is responsible for reviewing this method of valuation to ensure that the Portfolio securities are reflected at their fair value.

   Security transactions are recorded on the trade date. Realized gains and losses are determined on specific identification basis.

   Discounts and premiums on securities purchased are amortized over the life of the respective securities.

   INCOME AND EXPENSE
   Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Portfolio expenses are recorded on an accrual basis, and allocated to the share classes based on net assets or another appropriate allocation method, except distribution fees are allocated only to the Advisor Classes.

   TAXES
   The Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund's policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

   DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
   For the Money Market Portfolio, dividends from net investment income are declared and paid daily. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

   ESTIMATES
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. RELATED PARTY TRANSACTIONS

   The Fund has an investment advisory agreement with AUL to act as its investment advisor.

   Under the Investment Advisory Agreement, the Investment Advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value                            0.50%
Money Market                     0.40%
Investment Grade Bond            0.50%
Asset Director                   0.50%

   AUL has agreed that its fees may be reduced if the aggregate expenses of the Portfolios exceed 1% (1.3% for the Advisor Class) of the average daily net assets during the year. To the extent that AUL has reduced its advisory fees to prevent a Portfolio's aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 5 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in AUL's fees will not exceed the amount of the prior fee reduction. Through December 31, 2005, no expenses have been waived.

   AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred during the year ended December 31, 2005 were $4,266,738.

   The Fund has agreed to pay AUL a plan fee as prescribed by Rule 12b-1 under the 1940 Act. The plan fee is used by AUL to pay Authorized Firms for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2005 for all portfolios is $78,900.

   Effective November 1, 2004, the American United Life Pooled Equity
   Separate Account, American United Life Pooled Short-Term Separate Account, and the American United Life Pooled Fixed Income Separate Account (collectively, the "AUL Pooled Separate Accounts") became shareholders of the OneAmerica Funds, Inc. Value Portfolio - Class O, Money Market Portfolio - Class O, and Investment Grade Bond Portfolio - Class O, respectively. This was accomplished by issuing shares of the Portfolios in exchange for the net assets of the AUL Pooled Separate Accounts as of the close of business October 29, 2004. The OneAmerica Funds, Inc. Value Portfolio issued
   3,108,595 Class O shares for the AUL Pooled Equity Separate Account net assets of $72,312,134, the OneAmerica Funds, Inc. Money Market Portfolio issued 7,283,032 Class O shares for the AUL Pooled Short-Term Separate Account net assets of $7,283,032, and the OneAmerica Investment Grade Bond Portfolio issued 1,663,846 Class O shares for the AUL Pooled Fixed Income Separate Account net assets of $19,110,932. The aggregate net assets of the OneAmerica Funds, Inc. Value, Money Market, and Investment Grade Bond Class O Portfolios immediately before the transaction were $221,461,987, $188,035,299, and $121,685,348, respectively. The AUL Pooled Separate Accounts continue to exist investing solely in shares of the Portfolios.

3. AGREEMENTS WITH BANKS

   The Fund has agreements with The Bank of New York (Bank) whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant.

4. INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2005 were:

                                                                                 Portfolio
                                                     ------------------------------------------------------------
                                                                                    Investment
                                                        Value       Money Market    Grade Bond     Asset Director
                                                     -----------    ------------    -----------    --------------
Common Stock:
  Purchases                                          $51,575,248    $          -    $ 1,207,924     $28,131,120
  Proceeds from sales                                 50,469,178               -      3,403,664      21,353,533
Corporate Bonds:
  Purchases                                                    -               -     12,752,851       7,081,131
  Proceeds from sales and maturities                           -               -     15,602,070       5,247,312
Government Bonds:
  Purchases                                                    -               -     57,301,721      34,278,915
  Proceeds from sales and maturities                           -               -     23,312,178       7,122,239

Common stock activity includes mutual fund trades.

5. AUTHORIZED CAPITAL SHARES

   The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 18,000,000 unallocated shares. The remaining shares are allocated to each of the Fund's portfolios as follows:

Value Portfolio - Class O                            25,000,000
Value Portfolio - Advisor Class                      12,000,000
Money Market Portfolio - Class O                    400,000,000
Money Market Portfolio - Advisor Class               80,000,000
Investment Grade Bond Portfolio - Class O            25,000,000
Investment Grade Bond Portfolio - Advisor Class      12,000,000
Asset Director Portfolio - Class O                   36,000,000
Asset Director Portfolio - Advisor Class             12,000,000
                                                    -----------
                                                    602,000,000
                                                    ===========

   The Board of Directors, at a meeting duly convened and held on February 7, 2005, adopted a resolution authorizing the Fund to increase the number of shares authorized to be issued by certain portfolios, so that immediately after the effectiveness of these Articles Supplementary, the Fund has authority to issue 620,000,000 shares of Common Stock, par value $.001 and aggregate par value of $620,000. The Value Portfolio - Class O authorized shares were increased from 12,000,0000 to 25,000,000 and the Investment Grade Bond Portfolio - Class O authorized shares were increased from 18,000,000 to 25,000,000. The number of authorized shares for all other portfolios remains unchanged.

6. UNREALIZED APPRECIATION (DEPRECIATION)

   Unrealized appreciation (depreciation) for tax purposes at December 31, 2005, is:

                                                                                       Net
                                                                                   Unrealized
                             Federal          Unrealized        Unrealized        Appreciation/
                             Tax Cost        Appreciation      Depreciation      (Depreciation)
                           ------------      ------------      ------------      --------------
Value                      $297,765,342      $76,146,965       $(8,269,321)       $67,877,644
Money Market                190,997,965                -                 -                  -
Investment Grade Bond       145,145,064        1,291,252        (1,664,243)          (372,991)
Asset Director              203,190,701       44,259,275        (4,889,457)        39,369,818

The amount of losses recognized for financial reporting purposes in excess of federal income tax reporting purposes as of December 31, 2005, is as follows:

Investment Grade Bond                  $14,429
Asset Director                          41,119

7. SHAREHOLDERS

   Shares outstanding at December 31, 2005, are:

                                                               Portfolio
                                     --------------------------------------------------------------
                                                Value                          Money Market
                                     ----------------------------     -----------------------------
                                       Class O      Advisor Class       Class O       Advisor Class
                                     ----------     -------------     -----------     -------------
AUL American Unit Trust               4,058,122            40,042      30,077,010           393,570
AUL Group Retirement
 Annuity Separate Account II          3,610,942           360,158     120,223,027        10,687,550
AUL Pooled Separate Account           3,319,350                 -       6,044,898                 -
AUL American Individual
 Unit Trust                             648,850                 -       2,703,096                 -
AUL American Individual
 Variable Annuity Unit Trust          2,324,391                 -      17,416,358                 -
AUL American Individual
 Variable Life Unit Trust               385,156                 -       3,019,891                 -
                                     ----------     -------------     -----------     -------------
                                     14,346,811           400,200     179,484,280        11,081,120
                                     ==========     =============     ===========     =============

                                                                Portfolio
                                      -------------------------------------------------------------
                                         Investment Grade Bond                Asset Director
                                      ----------------------------     ----------------------------
                                        Class O      Advisor Class       Class O      Advisor Class
                                      ----------     -------------     ----------     -------------
AUL American Unit Trust                2,707,263            42,935      3,541,392            60,991
AUL Group Retirement
 Annuity Separate Account II           4,936,568           232,551      4,482,678           810,167
AUL Pooled Separate Account            1,894,381                 -              -                 -
AUL American Individual
 Unit Trust                              383,922                 -        714,363                 -
AUL American Individual
 Variable Annuity Unit Trust           2,828,334                 -      3,418,626                 -
AUL American Individual
 Variable Life Unit Trust                374,702                 -        482,075                 -
                                      ----------     -------------     ----------     -------------
                                      13,125,170           275,486     12,639,134           871,158
                                      ==========     =============     ==========     =============

8. FEDERAL TAX INFORMATION

   The tax components of dividends paid for the years ending December 31, 2005 and December 31, 2004 were as follows:

                                              Value                       Money Market
                                   ---------------------------     -------------------------
                                    12/31/05        12/31/04        12/31/05       12/31/04
                                   -----------     -----------     ----------     ----------
Ordinary income                    $ 4,979,249     $ 2,274,865     $5,208,357     $1,661,472
Long-term capital gains             20,793,698      13,700,636              -              -

                                      Investment Grade Bond             Asset Director
                                   ---------------------------     -------------------------
                                    12/31/05         12/31/04       12/31/05       12/31/04
                                   ----------       ----------     ----------     ----------
Ordinary income                    $5,855,463       $5,171,735     $4,258,730     $3,194,425
Long-term capital gains                     -                -      8,474,299      8,164,141

As of December 31, 2005, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

                                                                    Investment
                                      Value       Money Market      Grade Bond      Asset Director
                                   ----------     ------------      ----------      --------------
Undistributed ordinary income      $        -     $         40      $   11,676      $            -
Undistributed long-term
 gain (loss)                        6,739,217              (40)        (58,824)          2,929,643

As of December 31, 2005, for federal income tax purposes, the Investment Grade Bond Portfolio has a capital loss carryforward of $58,824 expiring in 2011. Capital loss carryforward used by the Investment Grade Bond Portfolio in 2005 was $465,372. The Money Market Portfolio has a capital loss carryforward of $40 expiring 2013.

9. INDEMNIFICATIONS

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

                              FINANCIAL HIGHLIGHTS

   The per share amounts are based on shares outstanding throughout the year.

                                                                      VALUE PORTFOLIO - CLASS O
                                                ---------------------------------------------------------------------

                                                                           For years ended
                                                ---------------------------------------------------------------------
                                                 Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,
                                                   2005           2004           2003           2002          2001
                                                ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                          $    0.29      $    0.23      $    0.19      $    0.19      $    0.24
Net gain (loss) on investments                       2.11           3.10           5.78          (1.47)          1.77
                                                ---------      ---------      ---------      ---------      ---------
 Total from investment operations                    2.40           3.33           5.97          (1.28)          2.01
                                                ---------      ---------      ---------      ---------      ---------

Shareholder Distributions
 Net investment income                              (0.29)         (0.18)         (0.18)         (0.18)         (0.23)
 Realized gain                                      (1.59)         (1.07)             -          (0.53)         (0.96)
 Return of capital                                      -              -              -          (0.02)             -
                                                ---------      ---------      ---------      ---------      ---------

Net increase (decrease)                              0.52           2.08           5.79          (2.01)          0.82
Net asset value at beginning of period              24.25          22.17          16.38          18.39          17.57
                                                ---------      ---------      ---------      ---------      ---------
Net asset value at end of period                $   24.77      $   24.25      $   22.17      $   16.38      $   18.39
                                                =========      =========      =========      =========      =========

TOTAL RETURN                                         9.9%          15.0%          36.5%          (7.0%)         11.3%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 355,415      $ 326,227      $ 192,940      $ 127,527      $ 114,629

Ratio to average net assets:
 Expenses                                           0.61%          0.60%          0.60%          0.57%          0.62%
 Net investment income                              1.18%          1.00%          1.01%          1.05%          1.26%

Portfolio turnover rate                               17%            19%            30%            11%            18%

* Net investment income is calculated based on average shares.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

   The per share amounts are based on shares outstanding throughout the year.

                                                                     VALUE PORTFOLIO - ADVISOR CLASS
                                                   ---------------------------------------------------------------
                                                                                                  For the period
                                                             For years ended                    March 31, 2003****
                                                   -----------------------------------               through
                                                   Dec. 31, 2005         Dec. 31, 2004            Dec. 31, 2003
                                                   -------------         -------------          ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $        0.23         $        0.18            $        0.10
Net gain (loss) on investments                              2.10                  3.06                     6.62
                                                   -------------         -------------            -------------
 Total from investment operations                           2.33                  3.24                     6.72
                                                   -------------         -------------            -------------

Shareholder distributions
 Net investment income                                     (0.25)                (0.15)                   (0.12)
 Realized gain                                             (1.59)                (1.07)                       -
 Return of capital                                             -                     -                        -
                                                   -------------         -------------            -------------

Net increase (decrease)                                     0.49                  2.02                     6.60
Net asset value at beginning of period                     24.16                 22.14                    15.54
                                                   -------------         -------------            -------------
Net asset value at end of period                   $       24.65         $       24.16            $       22.14
                                                   =============         =============            =============

TOTAL RETURN**                                              9.6%                 14.6%                    43.3%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $       9,863         $       2,062            $           5

Ratio to average net assets:
 Expenses                                                  0.92%                 0.90%                    0.86%***
 Net investment income                                     0.90%                 0.82%                    0.76%***

Portfolio turnover rate                                      17%                   19%                      30%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                           FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                   MONEY MARKET PORTFOLIO - CLASS O
                                                ---------------------------------------------------------------------

                                                                           For years ended
                                                ---------------------------------------------------------------------
                                                 Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,       Dec. 31,
                                                   2005           2004           2003          2002           2001
                                                ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                          $   0.027      $   0.009      $   0.006      $    0.01      $    0.03
Net gain (loss) on investments                          -              -              -              -              -
                                                ---------      ---------      ---------      ---------      ---------
 Total from investment operations                   0.027          0.009          0.006           0.01           0.03
                                                ---------      ---------      ---------      ---------      ---------

Shareholder distributions
 Net investment income                             (0.027)        (0.009)        (0.006)         (0.01)         (0.03)

Net increase (decrease)                                 -              -              -              -              -
Net asset value at beginning of period               1.00           1.00           1.00           1.00           1.00
                                                ---------      ---------      ---------      ---------      ---------
Net asset value at end of period                $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                                =========      =========      =========      =========      =========

TOTAL RETURN                                         2.7%           0.9%           0.6%           1.2%           3.5%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 179,484      $ 190,589      $ 208,405      $ 244,933      $ 190,675

Ratio to average net assets:
 Expenses                                           0.51%          0.51%          0.52%          0.48%          0.52%
 Net investment income                              2.69%          0.85%          0.62%          1.20%          3.41%

* Net investment income is calculated based on average shares.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                              MONEY MARKET PORTFOLIO - ADVISOR CLASS
                                                   ---------------------------------------------------------------
                                                                                                  For the period
                                                             For years ended                    March 31, 2003****
                                                   -----------------------------------               through
                                                   Dec. 31, 2005         Dec. 31, 2004            Dec. 31, 2003
                                                   -------------         -------------            -------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $       0.025         $       0.006            $       0.002
Net gain (loss) on investments                                 -                     -                        -
                                                   -------------         -------------            -------------
 Total from investment operations                          0.025                 0.006                    0.002
                                                   -------------         -------------            -------------

Shareholder distributions
 Net investment income                                    (0.025)               (0.006)                  (0.002)

Net increase (decrease)                                        -                     -                        -
Net asset value at beginning of period                      1.00                  1.00                     1.00
                                                   -------------         -------------            -------------
Net asset value at end of period                   $        1.00         $        1.00            $        1.00
                                                   =============         =============            =============

TOTAL RETURN**                                              2.4%                  0.6%                     0.2%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $      11,081         $       4,148            $          34

Ratio to average net assets:
 Expenses                                                  0.81%                 0.80%                    0.85%***
 Net investment income                                     2.50%                 0.78%                    0.20%***

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                               INVESTMENT GRADE BOND PORTFOLIO - CLASS O
                                                ---------------------------------------------------------------------

                                                                           For years ended
                                                ---------------------------------------------------------------------
                                                 Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,       Dec. 31,
                                                   2005           2004           2003          2002           2001
                                                ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                          $    0.46      $    0.46      $    0.48      $    0.56      $    0.66
Net gain (loss) on investments                      (0.21)         (0.01)          0.06           0.29           0.17
                                                ---------      ---------      ---------      ---------      ---------
 Total from investment operations                    0.25           0.45           0.54           0.85           0.83
                                                ---------      ---------      ---------      ---------      ---------

Shareholder distributions
 Net investment income                              (0.46)         (0.42)         (0.50)         (0.49)         (0.63)
 Realized gain                                          -              -              -          (0.01)             -
 Return of capital                                      -              -              -          (0.01)             -
                                                ---------      ---------      ---------      ---------      ---------

Net increase (decrease)                             (0.21)          0.03           0.04           0.34           0.20
Net asset value at beginning of period              11.11          11.08          11.04          10.70          10.50
                                                ---------      ---------      ---------      ---------      ---------
Net asset value at end of period                $   10.90      $   11.11      $   11.08      $   11.04      $   10.70
                                                =========      =========      =========      =========      =========

TOTAL RETURN                                         2.1%           4.1%           4.9%           7.9%           7.1%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 143,020      $ 140,848      $ 124,745      $ 118,958      $  78,268

Ratio to average net assets:
 Expenses                                           0.64%          0.66%          0.65%          0.59%          0.65%
 Net investment income                              4.10%          4.09%          4.24%          5.10%          5.96%

Portfolio turnover rate                               35%            55%           143%            97%            95%

* Net investment income is calculated based on average shares.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                           INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS
                                                   ---------------------------------------------------------------
                                                                                                  For the period
                                                             For years ended                    March 31, 2003****
                                                   -----------------------------------               through
                                                   Dec. 31, 2005         Dec. 31, 2004            Dec. 31, 2003
                                                   -------------         -------------          ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $        0.43         $        0.42            $        0.29
Net gain (loss) on investments                             (0.22)                    -                     0.03
                                                   -------------         -------------            -------------
 Total from investment operations                           0.21                  0.42                     0.32
                                                   -------------         -------------            -------------

Shareholder distributions
 Net investment income                                     (0.43)                (0.39)                   (0.37)
 Realized gain                                                 -                     -                        -
 Return of capital                                             -                     -                        -
                                                   -------------         -------------            -------------

Net increase (decrease)                                    (0.22)                 0.03                    (0.05)
Net asset value at beginning of period                     11.10                 11.07                    11.12
                                                   -------------         -------------            -------------
Net asset value at end of period                   $       10.88         $       11.10            $       11.07
                                                   =============         =============            =============

TOTAL RETURN**                                              1.8%                  3.8%                     2.9%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $       2,997         $       2,270            $       1,397

Ratio to average net assets:
 Expenses                                                  0.94%                 0.96%                    0.99%***
 Net investment income                                     3.81%                 3.76%                    3.97%***

Portfolio turnover rate                                      35%                   55%                     143%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                 ASSET DIRECTOR PORTFOLIO - CLASS O
                                                ---------------------------------------------------------------------

                                                                           For years ended
                                                ---------------------------------------------------------------------
                                                 Dec. 31,       Dec. 31,       Dec. 31,      Dec. 31,       Dec. 31,
                                                   2005           2004           2003          2002           2001
                                                ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                          $    0.35      $    0.30      $    0.30      $    0.35      $    0.41
Net gain (loss) on investments                       1.02           1.63           3.36          (0.72)          0.98
                                                ---------      ---------      ---------      ---------      ---------
 Total from investment operations                    1.37           1.93           3.66          (0.37)          1.39
                                                ---------      ---------      ---------      ---------      ---------

Shareholder distributions
 Net investment income                              (0.33)         (0.29)         (0.28)         (0.33)         (0.41)
 Realized gain                                      (0.67)         (0.75)             -          (0.30)         (0.41)
 Return of capital                                      -              -              -          (0.01)             -
                                                ---------      ---------      ---------      ---------      ---------

Net increase (decrease)                              0.37           0.89           3.38          (1.01)          0.57
Net asset value at beginning of period              17.67          16.78          13.40          14.41          13.84
                                                ---------      ---------      ---------      ---------      ---------
Net asset value at end of period                $   18.04      $   17.67      $   16.78      $   13.40      $   14.41
                                                =========      =========      =========      =========      =========

TOTAL RETURN                                         7.7%          11.5%          27.5%          (2.6%)         10.6%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 227,950      $ 197,688      $ 162,254      $ 107,053      $  91,096

Ratio to average net assets:
 Expenses                                           0.62%          0.61%          0.61%          0.59%          0.64%
 Net investment income                              1.94%          1.77%          2.02%          2.47%          2.86%

Portfolio turnover rate                               17%            31%            59%            33%            39%

* Net investment income is calculated based on average shares.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                    ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS
                                                --------------------------------------------------
                                                                                 For the period
                                                       For years ended          March 31, 2003****
                                                -----------------------------       through
                                                Dec. 31, 2005   Dec. 31, 2004    Dec. 31, 2003
                                                -------------   -------------   ------------------
  PER SHARE OPERATING PERFORMANCE:
  Net investment income*                              $  0.30          $ 0.25         $ 0.18
  Net gain (loss) on investments                         1.00            1.66           3.82
                                                      -------          ------         ------
   Total from investment operations                      1.30            1.91           4.00
                                                      -------          ------         ------

  Shareholder distributions
   Net investment income                                (0.29)          (0.27)         (0.19)
   Realized gain                                        (0.67)          (0.75)             -
   Return of capital                                        -               -              -
                                                      -------          ------         ------
  Net increase (decrease)                                0.34            0.89           3.81
  Net asset value at beginning of period                17.66           16.77          12.96
                                                      -------          ------         ------
  Net asset value at end of period                    $ 18.00          $17.66         $16.77
                                                      =======          ======         ======

  TOTAL RETURN**                                         7.3%           11.4%          30.8%

  SUPPLEMENTAL DATA:
  Net assets, end of period (000)                     $15,679          $6,635         $  223

  Ratio to average net assets:
   Expenses                                             0.92%           0.92%          0.89%***
   Net investment income                                1.66%           1.50%          1.61%***

  Portfolio turnover rate                                 17%             31%           59%

*     Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. Total returns for periods less than one year are not annualized.
***   Annualized.
****  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                          OTHER INFORMATION (UNAUDITED)

ADVISORY AGREEMENT

At a meeting of the Board of Directors held on February 7, 2005, the Board approved a continuation of renewal of the Advisory Agreement between the Fund and its Advisor, AUL. In considering this matter, the Board reviewed various written materials including: performance information of the Fund compared to various indices for similar periods, the Expense Assumption Agreement, performance information from other variable insurance funds whose investment advisors are insurance companies, and the audited 2003 financial statements of the Advisor.

In approving the renewal of the Advisory Agreement, the Board evaluated the nature and quality of services rendered and compensation paid to the Advisor, the financial strength of the Advisor, the performance of the Advisor, and the overall fees charged by the Advisor.

In considering the nature and quality of the services rendered, the Board reviewed the list of services provided by the Advisor to the Fund, which includes investment research, portfolio management, trading, administration and control, and other investment services. It also includes non-investment services such as shareholder, administrative, accounting, financial reporting, marketing and meeting legal and regulatory requirements. The Board noted their overall satisfaction with the services provided under the Advisory Agreement and concluded that the Advisor was providing all services listed and was performing them at a high quality level.

The Board also considered the financial strength of the Advisor. It reviewed the 2003 audited financial statements of the Advisor in addition to reviewing its current industry ratings from various rating agencies. The Board concluded that the Advisor is very strong financially and has the resources to continue providing quality advisory services.

The Board also considered the investment performance of each Portfolio of the Fund. It reviewed each Portfolio's performance over the past one, three, five, and ten year periods (or since inception). This performance was then compared to various indices for similar periods. The Board concluded that the performance of the Fund compared favorably when compared to the various indices.

Finally, the Board considered if AUL had made a disproportionate profit by acting as the Fund's investment advisor. The Board considered and reviewed the fees charged by other insurance companies who act as investment advisors. The Board found that the fees charged by the Advisor compare very favorably with the fees charged by other insurance companies who act as investment advisors.

Based on the information provided to the Fund's Board of Directors and the considerations and conclusions above, the Board determined that: (i) it is appropriate that AUL continue to act as the Fund's investment advisor; (ii) the fee paid by the Fund for those services is fair and reasonable, and (iii) it is in the best interests of the Fund to renew the Advisory Agreement for a period of one year until it is reviewed again at the February, 2006 Board Meeting.

PROXY VOTING POLICIES AND PROCEDURES

A description of the polices and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269. This information is also available by accessing the SEC website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x4198). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                       MANAGEMENT OF THE FUND (UNAUDITED)

MANAGEMENT INFORMATION

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. The Directors elect the officers of the Fund to actively supervise its day-to-day operations.

                                                                                   NUMBER OF
                                                        PRINCIPAL                  PORTFOLIOS IN   OTHER
                        CURRENT          TERM OF OFFICE OCCUPATION(s)              FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,          POSITION         AND LENGTH     DURING THE                 OVERSEEN BY     HELD BY
AND AGE IN 2005         WITH THE FUND    OF SERVICE     PAST 5 YEARS               DIRECTOR        DIRECTOR/NOMINEE
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------
DONALD J. STUHLDREHER   Chairman of the  Indefinite,    Retired since 1990               4         None
4210 Statesman Drive    Board            06/29/2004 to
Indianapolis, IN 46250                   present;
age 70                  Director         12/14/2001 to
                                         present

JEAN L. WOJTOWICZ       Director,        Indefinite,    President, Cambridge             4         First Merchants
7107 Royal Oakland Ct.  Chairman         9/22/2003 to   Capital Management                         Corp.; Vectren
Indianapolis, IN 46236  Audit            present        Corp. (1983-Present)                       Corp.; Windrose
age 48                  Committee                                                                  Medical Properties

GILBERT F. VIETS        Director         Indefinite,    State of Indiana, Office         4         ATA Holdings
760 Wood Court                           9/27/2004 to   of Management and
Zionsville, IN 46077                     present        Budget and Indiana
age 62                                                  State Board of Accounts
                                                        (2005 to present)
                                                        Executive Vice President
                                                        & Chief Financial Officer,
                                                        ATA Holdings (7/2004
                                                        to 11/2005); Associate
                                                        Clinical Professor,
                                                        Indiana University
                                                        (8/2002 to 7/2004);
                                                        Partner, Arthur Anderson
                                                        (6/1965 to 6/2000)

STEPHEN J. HELMICH      Director         Indefinite,    President, Cathedral             4         None
307 Galahad Drive                        12/17/2004 to  High School (1999 to
Franklin, IN 46131                       present        present)
age 56

INTERESTED DIRECTORS
--------------------
JAMES W. MURPHY         Director         Indefinite,    Senior Vice Pres.                4         None
11800 Pebblepoint Pass                   7/26/1989 to   Corporate Finance
Carmel, IN 46033                         present        American United Life
age 69                                                  Insurance Company(R)
                                                        (5/01/1997 until his
                                                        retirement on
                                                        4/01/2000)

MANAGEMENT INFORMATION (CONTINUED) (UNAUDITED)

The following table shows the Executive Officers of the Fund, their addresses, their ages, their positions with the Fund, their terms of office and length of time served in such positions, and their principal occupations during the past five years.

                        CURRENT POSITION   TERM OF OFFICE AND   PRINCIPAL OCCUPATIONS DURING
NAME AND AGE IN 2005*   WITH THE FUND      LENGTH OF SERVICE    THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
DAYTON H. MOLENDORP     President          Indefinite,          President & Chief Executive Officer, AUL
age 58                                     9/2004 to            (9/2004 to present); Acting President, AUL
                                           present              (5/2004 to 9/2004); Executive Vice President, AUL
                                                                (2/2003 to 5/2004); Senior Vice President, Individual
                                                                Operations, AUL (9/1999 to 2/2003)

CONSTANCE E. LUND       Treasurer          Indefinite,          Senior Vice President, Corporate Finance, AUL
age 52                                     2/2/2000 to          (1/2000 to present)
                                           present

THOMAS M. ZUREK         Secretary          Indefinite,          General Counsel and Secretary, AUL (8/2002 to
age 57                                     12/13/2002 to        present); Partner, Nymast, Good, Voigts, West,
                                           present              Hansel, and O'Brien (1992-1998; 2001-8/2002);
                                                                General Counsel and Executive Vice President,
                                                                American General Life Companies (1998-2001)

JOHN C. SWHEAR          Asst. Secretary;   Indefinite,          Assistant General Counsel, AUL (5/2003 to present);
age 44                                     12/13/2002 to        Investment Adviser Chief Compliance Officer, AUL
                                           present;             (06/2004 to present); Senior Counsel, AUL (8/2000 -
                        Chief Compliance   Indefinite           5/2003)
                        Officer            6/29/2004 to
                                           present

*The Executive Officers of the Fund can be reached at One American Square,
 Indianapolis, Indiana 46282.

                       American United Life          (C) 2005 American United
                       Insurance Company(R)          Life Insurance Company(R).
                       a ONEAMERICA(R) financial     All rights reserved.
                       partner One American Square,  OneAmerica(R) and the
[LOGO OF ONEAMERICA]   P. O. Box 368 Indianapolis,   OneAmerica banner are all
   ONEAMERICA(R)       IN 46206-0368 www.aul.com     trademarks of OneAmerica
                                                     Financial Partners, Inc.

                                                                 P-12757G (1/06)
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ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c) The registrant has amended its Code of Ethics to implement new rules under the Investment Advisers Act of 1940. The Code of Ethics also now includes the NASD Gifts and Gratuities Rule 3060 in its entirety.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in
     Item 1 of this report.

(e)  Not applicable.

(f) The registrant's Code of Ethics is attached as an exhibit in Item 12 of this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Audit Committee has determined that Ms. Jean L. Wojtowicz is the "audit committee financial expert." This audit committee member is "independent," meaning that she is not an "interested person" of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in her capacity as a Board or committee member).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,200 for 2005 and $42,000 for 2004.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $8,600 for 2005 and $8,050 for 2004.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

    (2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.
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(f) No disclosure is required for this Item 4(f) by the registrant in 2005.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $8,600 for 2005 and $8,050 for 2004. The non-audit fees billed by the principal accountant to the registrant's investment adviser are $138,255 for 2005 and $207,312 for 2004.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES.

        Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The President and Treasurer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's
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    last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)                          OneAmerica Funds, Inc.
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By (Signature and Title)*     /s/ Dayton H. Molendorp
                         -------------------------------------------------------
                                  Dayton H. Molendorp, President

Date   February 27, 2006
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Dayton H. Molendorp
                         -------------------------------------------------------
                                  Dayton H. Molendorp, President

Date   February 27, 2006
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By (Signature and Title)*     /s/ Constance E. Lund
                         -------------------------------------------------------
                                  Constance E. Lund, Treasurer

Date   February 27, 2006
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* Print the name and title of each signing officer under his or her signature.